Registration No. 333-115269
811-05118
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. _____
Post-Effective Amendment No. 22
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 286
Principal Life Insurance Company Variable Life Separate Account
----------------------------------------------------------------------------------------------
(Exact Name of Registrant)
Principal Life Insurance Company
--------------------------------------------------------------------------------
(Name of Depositor)
The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392
-------------------------------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices) (Zip Code)
(515) 247-6785
-------------------------------------------------------------------------------------------------------
Depositor's Telephone Number, including Area Code
Scott Van Wyngarden
The Principal Financial Group
711 High Street
Des Moines, Iowa 50392-0300
(Name and Address of Agent for Service)

Principal Variable Universal Life Income
--------------------------------------------------------------------------------
(Title of Securities Being Registered)
It is proposed that this filing will become effective (check appropriate box)
_____    immediately upon filing pursuant to paragraph (b) of Rule 485
__XX_    on May 1, 2025 pursuant to paragraph (b) of Rule 485
_____    60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____    on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
_____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PRINCIPAL® VARIABLE UNIVERSAL LIFE INCOME
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the "Company") through its
Principal Life Insurance Company Variable Life Separate Account
This prospectus is dated May 1, 2025.
This prospectus, also known as the statutory prospectus, is only for the use of current Policy Owners. It provides information about the Policy. Information about the Underlying Funds available as investment options under the Policy is contained in their respective current prospectuses, which you should read carefully.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.

GLOSSARY

Adjustment - change to your Policy resulting from an increase or decrease in Face amount or a change in: smoking status; death benefit option; rating or riders.
Adjustment Date – the Monthly Date on or next following the Company’s approval of a requested Adjustment.
Attained Age –the Insured’s issue age plus the number of full Policy Years since the policy date.
Business Day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Company (and we, us, our) - Principal Life Insurance Company.
Data Pages - the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time which reflect the current status of your Policy.
Death Benefit Guarantee Premium – a premium which is required to be paid in order to guarantee that the Policy will not lapse for a specific number of years.
Division – a part of the Separate Account which invests in shares of a corresponding Underlying Fund. The "Money Market Division" refers to the Fidelity VIP Government Money Market Division.
Dollar Cost Averaging (DCA) – a program in which premiums are systematically transferred from one account or Division, typically the Fixed Account or Money Market Division, into other Division(s)
Dollar Cost Averaging Duration (DCA duration) - the length of time over which the entire fixed DCA account value is transferred to the fixed account and/or divisions.
Effective Date – the date on which all requirements for issuance of a Policy have been satisfied.
Face Amount – life insurance coverage amount. It is referred to as the total Face Amount.
Fixed Account – that part of the Policy that is not in the Divisions, Fixed DCA Account, or Loan Account.
Fixed DCA (Dollar Cost Averaging) Account – a Fixed Account to which Net Premiums may be allocated and from which a portion of the Policy Value is transferred on a monthly basis over the DCA Duration.
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Home Office – the address shown on your Policy cover page or such other address we provide.
Insured – the person named as the “Insured” on the Data Pages.
Loan Account – portion of the Policy Value that reflects the Loan Indebtedness (if you have taken out a loan).
Loan Indebtedness – the amount of any policy loan(s) and unpaid loan interest.
Maturity date - the policy anniversary nearest the Insured's 100th birthday.
Maximum Premium Expense Charge - the maximum charge deducted from premium payments to cover a sales charge and taxes (federal, state and local).
Monthly Date – the day of the month which is the same day as the Policy Date. For example, if the Policy Date is September 5, 2005, the first Monthly Date is October 5, 2005.
Monthly Policy Charge – the amount subtracted from the Policy Value on each Monthly Date.
Net Amount at Risk – the amount upon which the cost of insurance charges are based, computed as follows: the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus the Policy Value at the beginning of the policy month calculated as if the Monthly Policy Charge was zero.
Net Policy Value – the Policy Value minus any Loan Indebtedness.
Net Premium – the gross premium less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Divisions and/or the Fixed Account and/or Fixed DCA Account.
Net Surrender Value – Surrender Value minus any Loan Indebtedness.

No Lapse Guarantee Premium – a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.
Owner – the person, including joint Owner, who owns all the rights and privileges of this Policy.
Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined.
Policy Face Amount – the insurance benefit provided by the Policy without any riders.
Policy Value – the sum of the values in the Divisions, the Fixed Account, the Fixed DCA Account and the Loan Account.
Policy Year – the one-year period beginning on the Policy Date and ending one day before the Policy anniversary and each subsequent one year period beginning on a Policy anniversary. For example, if the Policy Date is September 5, 2005, the first Policy Year ends on September 4, 2006.
Premium Expense Charge – the charge deducted from premium payments to cover a sales charge and state, local and federal tax payments.
Principal Variable Universal Life Income Plus - the Policy with the Surrender Charge Adjustment Rider (referred to in marketing materials as "Principal Variable Universal Life Income Plus"). For a description of the rider, please see Additional Insurance Benefits.
Prorated Basis – the proportion that the value of a particular Division, the Fixed Account or the Fixed DCA Account bears to the total value of all Divisions, the Fixed Account and the Fixed DCA Account.
Surrender Target Premium – a premium amount which is used to determine any applicable Premium Expense Charge and surrender charge under a Policy. Surrender target premiums are provided in Appendix A
Surrender Value – Policy Value minus any surrender charge.
Total Face Amount – Policy Face Amount plus Face Amount of the supplemental benefit rider, if any.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
Unit – the accounting measure used to calculate the value of each Division.
Valuation Period – the period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. E.T. on each Business Day, and ends at the close of normal trading of the NYSE on the next Business Day.
Written Request – actual delivery to the Company at our Home Office of a written notice or request, signed and dated, on a form we supply or approve, or in such other form and substance that is acceptable to us. In states where permitted, we will require you to use the form(s) we provide for certain Written Requests, along with required supporting documentation, including, for example, for a policy surrender, a change of beneficiary, or a request to adjust your Policy.
Written Requests may be mailed to us at:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Phone: 1-800-247-9988
Fax: 1-866-885-0390
you, your – the Owner of the Policy.

KEY INFORMATION
Important Information You Should Consider about the Policy

FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
Guaranteed Maximum: $48.24 per $1,000 of Face Amount (4.82%)
"Face Amount" refers to the life insurance coverage amount. If you fully surrender your Policy within ten years of the Policy Date shown on your Data Pages or a Face Amount increase, a surrender charge is imposed. For example, if you make an early withdrawal, you could pay a maximum surrender charge of up to $4,824 on a Policy with a Face Amount of $100,000. Surrender charges decline over time.
SUMMARY: FEE TABLES - Transaction Fees
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, including a sales charge and taxes assessed on each premium paid, and transfer fees.			SUMMARY: FEE TABLES - Transaction Fees
Ongoing Fees and Expenses
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Such fees and expenses are set based on the characteristics of the Insured (e.g., age, sex, and rating classification). You should view the Data Pages for rates applicable to you. "Data Pages" are the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time.
SUMMARY: FEE TABLES - Transaction Fees and Periodic Charges Other Than Annual Underlying Fund Expenses
	Investors will also bear expenses associated with the Underlying Fund Companies, as shown in the following table:			SUMMARY: FEE TABLES - Annual Underlying Fund Expenses
	Annual Fee	Minimum	Maximum
	Investment Options (Underlying Fund Fees and Expenses)	0.20%	2.86%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in a Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Risk of Loss; Not a Short Term Investment
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor that needs ready access to cash. If you take a withdrawal, any surrender charge will reduce the value of your Policy.
Risks of Underlying Funds	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Underlying Funds. Each Underlying Fund has its own unique risks. A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. You should review these investment options before making an investment decision.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Risks of Underlying Funds
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available at https://investors.principal.com/investor-relations/our-business/credit-ratings/default.aspx.	GENERAL DESCRIPTION OF THE POLICY - General Account
Contract Lapse	When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. Poor investment performance, partial surrenders, or policy loans may increase the risk of lapse. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Policy Termination (Lapse)

RESTRICTIONS		Location in Statutory Prospectus
Investments
While you may transfer amounts in the Divisions (which invest in shares of a corresponding Underlying Fund) and Fixed Account, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing polices described in this prospectus.
GENERAL DESCRIPTION OF THE POLICY - Limitations on Transfers
	We reserve the right to remove or substitute Underlying Funds as investment options.	GENERAL DESCRIPTION OF THE POLICY - Reservation of Rights
Optional Benefits	Some optional benefits under the Policy are subject to limitations, restrictions, and additional charges, including with respect to their availability and the amounts that may be paid under such benefits.	OPTIONAL BENEFITS UNDER THE POLICY
	Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.	OPTIONAL BENEFITS UNDER THE POLICY
	Not all of the options described in the prospectus are available or approved for use in every state.	GENERAL DESCRIPTION OF THE POLICY - Material State Variations

TAXES	Location in Statutory Prospectus
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties
TAX ISSUES RELATED TO THE POLICY

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	The Company pays compensation to broker-dealers, financial institutions and other parties for the sale of the Policy, including commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts such as marketing allowances, expense reimbursements and education payments. Such compensation may influence the financial intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Conflicts of Interest
Exchanges	Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase the new policy rather than continue to own an existing Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Conflicts of Interest
OVERVIEW OF THE POLICY
This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.
Purpose
The Policy is an individual flexible premium variable universal life insurance policy offered by the Company. The purpose of the Policy is primarily to provide death benefit protection upon the death of the Insured.
The Policy Value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest policy expenses, interest credited to the Fixed Account, Fixed DCA Account and/or investment experience of the Divisions. As a result, the Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, it is not suitable as a short-term investment due to the costs of insurance and the expenses charged.
Premiums
This is a "flexible premium" policy, which means you may choose the amount and frequency of premium payments (subject to certain limitations).

Net Premium payments are allocated to the Fixed Account, Fixed DCA Account, and the Divisions according to your instructions. Each Division invests in a corresponding Underlying Fund. The Underlying Funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. A full description of each Underlying Fund, its investment objectives, policies and restrictions, charges and expenses and other operational information is contained in its prospectus. Additional information about each Underlying Fund is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY.
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s).
Payment of insufficient premiums may result in a lapse of the Policy.
Death Benefits/Maturity Proceeds
Under the Policy, the Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the Insured dies. Death proceeds are paid in cash or applied under a benefit payment option elected on the application (or, if no option was selected, Option 1). Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.
If the Policy is in force and the Insured is living on the Policy Maturity Date, we will pay the Owner an amount equal to the Net Surrender Value unless the Extended Coverage Rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the Policy Maturity Date unless extended by the Extended Coverage Rider.
Surrenders and Withdrawal Options
The Policy may be fully surrendered and any Net Surrender Value paid to the Owner. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed.
On or after the first policy anniversary and prior to the Policy Maturity Date, you may surrender a part of the Net Surrender Value. Partial surrenders are subject to limitations on the number and amounts you may surrender. The surrender charge does not apply to partial surrenders.
Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the Net Surrender Value. You are charged interest on any Loan Indebtedness.
Transfers
Subject to certain limitations, you may transfer funds among the Divisions and the Fixed Account. We also offer Automatic Portfolio Rebalancing. You may incur an additional fee for transfers.
Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of lapse. An additional charge may apply if you elect an optional benefit.

SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Data Pages for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, partially or fully surrender the Policy or make withdrawals from the Policy, or transfer value between investment options.

Transaction Fees
Charge	Charge is Deducted:	Amount Deducted
Maximum Sales Charge:
Guaranteed	from each premium paid	5.00% of premium paid
Current - without the Surrender Charge Adjustment Rider	from each premium paid	3.00% of premium paid
Current - with the Surrender Charge
Adjustment Rider	from each premium paid
1st Policy Year		3.25% of premium paid
after 1st Policy Year		3.00% of premium paid
Taxes (federal, state and local)	from each premium paid	3.25% of premium paid
Deferred Surrender Charge* (full surrender of Policy)	from surrender proceeds
Maximum		$48.24 per $1,000 of Policy Face Amount
Minimum		$2.26 per $1,000 of Policy Face Amount
Maximum Charge for Representative Insured**		$14.91 per $1,000 of Policy Face Amount
Transfer Fees***	upon each unscheduled transfer after the first unscheduled transfer in a Policy Year
Guaranteed Maximum		$25.00 per unscheduled transfer
Current		none
Additional Insurance Benefits
Life Paid-Up Rider	on the rider exercise date
Guaranteed Minimum		3.5% of Policy Value
Guaranteed Maximum		7.5% of Policy Value
Maximum Charge for Representative Insured**		7.5% of Policy Value
*    Deferred surrender charges decline over time.
**    The Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.
***    Please note that in addition to the fees shown, additional transfer fees or restrictions may be imposed by federal regulators, state regulators and/or sponsors of the underlying mutual funds.

This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and expenses.

Periodic Charges Other Than Annual Underlying Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance:*	monthly
Guaranteed Minimum		$0.06 per $1,000 of Net Amount at Risk
Guaranteed Maximum		$83.33 per $1,000 of Net Amount at Risk
Maximum Charge for Representative Insured**		$0.28 per $1,000 of Net Amount at Risk
Asset-Based Charge	monthly	equivalent to:
Guaranteed:
Policy Years 1-10		0.70% of the total of Policy Value per year
after Policy Year 10		0.20% of the total of Policy Value per year
Current:
Policy Years 1-10		0.70% of the total of Policy Value per year
after Policy Year 10		none
Administration Charge
Guaranteed Maximum		$25.00 per month
Current:
during the first Policy Year	monthly	$25.00 per month
after the first Policy Year	monthly	$10.00 per month
Net Policy Loan Charge	annually (accrued daily)
Policy Years 1-10		2.20% of the loan balance per year (the difference between the interest charged on the loan balance and the interest credited to the Loan Account)
after Policy Year 10		none
Additional Insurance Benefits***
Accidental Death Benefit Rider	monthly
Guaranteed Minimum		$0.03 per $1,000 of rider benefit
Guaranteed Maximum		$0.14 per $1,000 of rider benefit
Current Charge for Representative Insured**		$0.07 per $1,000 of rider benefit
Accelerated Benefits Rider	annually (accrued daily)
Policy Years 1-10		5.5% of death proceeds advanced per year
after Policy Year 10		4.0% of death proceeds advanced per year
Death Benefit Advanced Rider	annually (accrued daily)	maximum rate permitted by state law****
Salary Increase Rider	monthly	$0.13 per $1,000 of rider benefit in excess of $30,000
Supplemental Benefit Rider	monthly
Guaranteed Minimum		$0.08 per $1,000 of Net Amount at Risk
Guaranteed Maximum		$83.33 per $1,000 of Net Amount at Risk
Maximum Charge for Representative Insured**		$0.28 per $1,000 of Net Amount at Risk
Waiver of Monthly Policy Charges Rider	monthly
Guaranteed Minimum		$0.01 per $1,000 of Net Amount at Risk
Guaranteed Maximum		$0.51 per $1,000 of Net Amount at Risk
Maximum Charge for Representative Insured**		$0.43 per $1,000 of Net Amount at Risk
Waiver of Specified Premium Rider	monthly
Guaranteed Minimum		$0.15 per $100 of planned periodic premium
Guaranteed Maximum		$0.94 per $100 of planned periodic premium
Maximum Charge for Representative Insured**		$0.47 per $100 of planned periodic premium

*    The cost of insurance rate at issue and for any underwritten Total Face Amount increase is based on the gender, issue age and age at Adjustment, duration since issue and since Adjustment, smoking status, and risk classification of the Insured. The charge shown in the table may not be representative of the charge that a particular Owner will pay. Typically, cost of insurance rates are lower for Insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.
**    The Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.
***    The rates shown assume that the Insured's risk classification is standard or better.
****    Interest Rate Applicable to the Portion of the Lien Attributable to the Policy Value - The interest rate on the portion of the Lien equal to the Net Policy Value at the time You request the death benefit advance will be the policy loan interest rate. Interest Rate Applicable to the Remaining Portion of the Lien - The interest rate on the remaining portion of the Lien will not exceed the maximum rate permitted by law for policy loans. We may change this interest rate once a year on the policy anniversary. Any change in the interest rate will apply to the entire Lien. This maximum annual interest rate We establish will not exceed the higher of (1) or (2) where:

1. The Published Monthly Average (Moody’s Corporate Bond Yield Average - Monthly Average Corporates as published by Moody’s Investors Service, Inc., or its successor) for the calendar month ending two months prior to the date the rate is determined; or
2. The current yield on 90-day treasury bills.
The following table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds, including their annual expenses, is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY.

Annual Underlying Fund Expenses as of December 31, 2024	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.20%	2.86%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss; Not a Short-Term Investment
You can lose money by investing in a Policy. Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the Divisions. Without additional premium payments or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the Insured’s death.
Policy Termination (Lapse)
On an ongoing basis, the Policy’s Net Surrender Value must be sufficient to cover the Monthly Policy Charges and any Loan Indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.
Limitations on Access to Surrender Value
Unscheduled Partial Surrenders
Up to two unscheduled partial surrenders may be made in a Policy Year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 75% of the current Net Surrender Value. The Face Amount may be reduced by the amount of the unscheduled partial surrender.
Scheduled Partial Surrender
Partial surrenders may be scheduled on a monthly, quarterly, semiannual, or annual basis. Each scheduled partial surrender may not be greater than 90% of the Net Surrender Value (as of the date of the scheduled partial surrender).
Full Surrenders
If the full surrender is within ten years of the Policy Date or a Policy Face Amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.
Adverse Tax Consequences
A full surrender, cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Owner plus any Loan Indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•the value each year of the life insurance protection provided;
•an amount equal to any employer-paid premiums; or

•some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. Participants should consult with the sponsor or the administrator of the plan and/or with their personal tax or legal adviser to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.
Risks of Underlying Funds
A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. As with all mutual funds, as the value of an Underlying Fund’s assets rise or fall, the fund’s share price changes. If you sell your Units in a Division (each of which invests in an Underlying Fund) when their value is less than the price you paid, you will lose money.
Each Division invests in a corresponding Underlying Fund. The Underlying Funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the Underlying Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Underlying Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Underlying Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and of any Underlying Fund may differ substantially.
Conflicts of Interest
Investment Professional Compensation
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests and the compensation paid to your representative and such representative's broker-dealer for soliciting applications for the Policy.
Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase the new policy rather than continue to own an existing Policy.
Compensation and Underlying Fund Selection
When selecting the Underlying Funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Underlying Funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain Underlying Funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Funds
The Company and certain of our affiliates receive compensation from certain Underlying Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an Underlying Fund’s assets and is as much as 0.25% of the average net assets of an Underlying Funds that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an Underlying Funds with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the Underlying Funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Policy and providing services on behalf of the Underlying Funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an Underlying Fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The Underlying Funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Underlying Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Underlying Funds involved in the conflict or substituting shares of other funds.
CORPORATE ORGANIZATION AND OPERATION
The Company
The Company is a stock life insurance company located at 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in the District of Columbia and every state. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.
The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.
Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987 and is registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Owners under the Policy.
The Company does not guarantee the investment results of the Separate Account.
The Fixed Account and Fixed DCA Account
The Fixed Account and the Fixed DCA Account are part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account, the Fixed DCA Account and any interest in them are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Accounts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the Fixed Accounts from our Home Office or from a sales representative.
Our obligations with respect to the Fixed Accounts are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of assets in the General Account.
We guarantee that Net Premiums allocated to the Fixed Accounts accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate. We may defer payment of proceeds payable out of the Fixed Accounts for a period of up to six months.

The Underlying Funds
The assets of each Division of the Separate Account invest in a corresponding Underlying Fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each Division are separate from the others. A Division’s performance has no effect on the investment performance of any other Division.
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. Additional information about each Underlying Fund, including its name, type, investment advisor, current expenses and performance, is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY. A full description of the funds is contained in their prospectuses (which should be read carefully before investing). These documents are available without charge on the following website www.principal.com/VULIncomeReport.
Voting Rights
We vote shares of the Underlying Funds owned by the Separate Account according to the instructions of the Owners. We will notify you of shareholder meetings of the Underlying Funds related to the Divisions in which you hold Units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy Owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of Policy Value in the Division. Fractional votes are allocated for amounts less than $100. We determine the number of Underlying Fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the Underlying Funds in our own right. Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.
CHARGES AND DEDUCTIONS
We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received; some charges are deducted on a monthly basis; and some charges are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising); administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and policy changes, reporting and overhead); and mortality expenses.
The amount of the charges in any Policy Year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a Policy Year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a Policy Year, the excess is profit to the Company.
Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a Premium Expense Charge that consists of a sales charge and taxes. The sales charge is intended to pay us for distribution and other expenses relating to sales of the Policy, including commissions paid to registered representatives, printing of prospectuses and sales literature, and advertising.
Deductions from premiums equal:

Percent of Premiums Paid
Sales Charge (Maximum)	5.00%
Sales Charge (Current)	3.00%
State and Local Taxes(2)	2.20%
Federal Taxes	1.25%
(1) We reserve the right to assess the sales load after the first five years, subject to the maximum rate.

(2)    The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.

Surrender Charge - Full Surrender
A surrender charge is imposed upon full surrender of the Policy within ten years of the Policy Date or of a Policy Face Amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.The surrender charge compensates us for the expenses related to the sale of the Policy.
The table below shows the maximum surrender charges.

Maximum Charge (Policy Years 0-10)	$55.61
Maximum Charge (After Policy Year 10)	$0.00
Surrender charges vary based on the Target Premium of the policy, age at issue or Adjustment, state of issue and number of Policy Years since issue or Adjustment. The charge applies only during the first ten Policy Years unless there is a Policy Face Amount increase. A Policy Face Amount increase has its own surrender charge period that begins on the Adjustment Date. The total surrender charge on the Policy is the sum of the surrender charges for the Policy Face Amount at issue and each Policy Face Amount increase. The surrender charge is not affected by any decrease in Policy Face Amount or any change in Policy Face Amount resulting from a change of death benefit options. [The Target Premium is based on the gender, if applicable, age and risk classification of the Insured (see APPENDIX A-TARGET PREMIUM). The Target Premium is a calculated premium amount used to determine the surrender charge. The Target Premium is not required to be paid.
*    The Surrender Target Premium is based on the gender, if applicable, age and risk classification of the Insured (see APPENDIX A - SURRENDER TARGET PREMIUM). The Surrender Target Premium is a calculated premium amount used to determine the surrender charge. The Surrender Target Premium is not a required premium.
The surrender charge is (a) multiplied by (b) multiplied by (c) where:
(a)    is the applicable percentage from Appendix A;
(b)    is the Surrender Target Premium calculated using the rates in Appendix A; and
(c)    is the applicable surrender charge percentage shown below:

Surrender Charge Percentage Table
Number of years since Policy date and/or Face Amount increase	The following percentage of surrender charge is payable
0 through 5	100.00%
6	95.24
7	85.71
8	71.43
9	52.38
10	28.57
11 and later	0.00

For Policies issued with the Surrender Charge Adjustment Rider, the rider provides for a waiver of a portion of the surrender charges for a limited time. For a description of the rider, please see Optional Insurance Benefits.

Waiver of Surrender Charge Percentage Table
Policy Year	Waiver Percentage
1	100.00%
2	80.00
3	60.00
4	40.00
Example:    The amount of surrender charge waived is determined by multiplying the amount of the surrender charge by the applicable waiver percentage. If the amount of the surrender charge is $200 and you surrender your Policy in year 3, we would waive 60% of that charge ($120). The amount we would collect is $80.

The surrender charge on an early surrender or Policy termination is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.

Surrender Charge - Partial Surrenders
No surrender charge is imposed on a partial surrender.
Monthly Policy Charge
On the Policy Date and each Monthly Date thereafter, we deduct the Monthly Policy Charge, which includes:
•Cost of Insurance Charge
•Monthly Administration Charge
•Asset Based Charge
•Optional Insurance Benefit Charges
•any additional charges shown on the Data Pages.

The Monthly Policy Charge deduction is made from your Policy Value in the Divisions and/ or Fixed Account and/or Fixed DCA Account (but not your Loan Account). The deduction is made using your current Monthly Policy Charge allocation percentages. Your allocation percentages may be: the same as allocation percentages for premium payments; determined on a Prorated Basis; or determined by any other allocation method upon which we agree. For each Division and/or the Fixed Account and/or Fixed DCA Account , the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next Monthly Date. If we cannot follow your instructions because of insufficient value in any Division and/or the Fixed Account and/or Fixed DCA Account , the Monthly Policy Charge is deducted on a Prorated Basis.
Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy.
Your monthly cost of insurance charge is (a) multiplied by (b) where:
(a)    is the cost of insurance rate (described below) divided by 1,000; and
(b)    is the Net Amount at Risk.
Different cost of insurance rates may apply to Policy Face Amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the Insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the Insured's gender*, Attained Age and risk classification at the time of the increase.
*    The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the Insured.
The Net Amount at Risk is the difference between the death benefit and Policy Value (see Glossary for exact formula). The lower the Policy Value, the higher the Net Amount at Risk thus higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, policy loans, payment of premiums fees and charges under the Policy, death benefit option chosen, partial surrenders and Face Amount Adjustments.
For groups and persons buying Policies under a sponsored arrangement that have been granted flexible underwriting, the cost of insurance charge may increase because of higher anticipated mortality experience. As a result, rates for healthy individuals in a group may be greater under special underwriting programs because they bear a portion of the cost of insuring the less healthy individuals in the group.
Monthly Administration Charge
This charge reimburses us for the costs of maintaining the Policy, including for accounting and record keeping.

Maximum Monthly Administration Charge	$25.00 per month
Current Monthly Administration Charge (Policy Year One)	$25.00 per month
Current Monthly Administration Charge (after Policy Year One)	$10.00 per month

Asset-Based Charge
The asset based charge compensates us for distribution and administration expenses.
In the first ten Policy Years, each month we deduct an asset-based charge at an annual rate of 0.70% of the Policy Value. After the tenth Policy Year, we do not collect an asset-based charge.

We reserve the right to impose an asset-based charge after the tenth Policy Year but guarantee that the maximum annual rate after the tenth Policy Year will not exceed 0.20%.
Optional Insurance Benefits Charges

Optional Benefit/Rider	Charge for Insureds with a Risk Classification of Standard or Better
Accidental Death Benefit	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.03 nor to exceed $0.14 per $1,000 of the rider benefit..
Accelerated Benefits
No charge. However, death proceeds payable upon the death of the Insured will be reduced by the amount of the death proceeds advanced plus interest charged. Interest charged is at an annual rate of 5.5% for Policy Years 1-10 and 4.0% for after Policy year 10.

Death Benefit Advance	No charge. However, death proceeds payable upon the death of the Insured will be reduced by the amount of the death proceeds advanced plus interest charged. Interest accrues daily at the maximum rate permitted by state law* and is added to the death benefit advance on the policy anniversary. We may, in the future, charge an administrative fee for each death benefit advance.
Life Paid-Up (Overloan Protection)	There is no charge for the rider unless the rider benefits commence. If the rider benefits commence, there is a one-time charge guaranteed not to be less than 3.5% of the Policy Value nor to exceed 7.5% of the Policy Value.
Salary Increase Rider	The monthly charge is $0.13 per $1,000 of the rider benefit in excess of $30,000.
Supplemental Benefit Rider	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.08 nor to exceed $83.33 per $1,000 of Net Amount at Risk.
Waiver of Monthly Policy Charges	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.01 nor to exceed $0.51 per $1,000 of Net Amount at Risk.
Waiver of Specified Premium	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.15 nor to exceed $0.94 per $100 of Planned Periodic Premium..
*Interest Rate Applicable to the Portion of the Lien Attributable to the Policy Value - The interest rate on the portion of the Lien equal to the Net Policy Value at the time You request the death benefit advance will be the policy loan interest rate. Interest Rate Applicable to the Remaining Portion of the Lien - The interest rate on the remaining portion of the Lien will not exceed the maximum rate permitted by law for policy loans. We may change this interest rate once a year on the policy anniversary. Any change in the interest rate will apply to the entire Lien. This maximum annual interest rate We establish will not exceed the higher of (1) or (2) where:

1. The Published Monthly Average (Moody’s Corporate Bond Yield Average - Monthly Average Corporates as published by Moody’s Investors Service, Inc., or its successor) for the calendar month ending two months prior to the date the rate is determined; or
2. The current yield on 90-day treasury bills.

Distribution of the Policy
The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first Policy Year (or the first year following an Adjustment) up to the Surrender Target Premium. In addition, a commission of up to 2.5% of premium above the Surrender Target Premium received in the first Policy Year (or first year following an Adjustment) may be paid. In the second through fifth years following the Policy Date (or Adjustment Date), commissions range from 0% to 2.5% of premiums received. A service fee up to 0.25% of Net Policy Value is paid in the sixth through tenth Policy Years and up to 0.15% of Net Policy Value in Policy Years eleven and beyond. Expense allowances may be paid to agents and brokers based on premiums received.

The Company has appointed Principal Securities, Inc. ("PSI") (formerly, Princor Financial Services Corporation), Des Moines, Iowa 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Policy. PSI also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.

Applications for the Policies are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.

Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties ("Financial Intermediaries") for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts ("Additional Payments") that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

Service Arrangements and Compensation
The Company and/or PSI have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy Owners' instructions. Because the Company and PSI receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.

Underlying Fund Charges
The assets of each Division are used to purchase shares in a corresponding Underlying Fund at net asset value. The net asset value reflects management fees and operating expenses already deducted from the assets of the Underlying Fund. Current management fees and operating expenses for each Underlying Fund are shown in its prospectus.
GENERAL DESCRIPTION OF THE POLICY

General Account
The Company's general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Separate Account) and are subject to the Company's claims-paying ability. A Policy Owner should look to the Company's financial strength for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General account assets are also available to the Company's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Underlying Funds.
The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, Data Pages, copies of any supplemental applications, amendments, and endorsements. No statement, unless made in an application, is used to void a Policy (or void an Adjustment in the case of an Adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.
This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

Rights Under the Policy
Ownership
Unless changed, the Owner(s) is as named in the application. The Owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if:
•the death proceeds are paid;
•the maturity proceeds are paid;
•the Policy is surrendered; or
•the grace period ends without our receiving the payment required to keep the Policy in force.
If an Owner dies before the Policy terminates, the surviving Owner(s), if any, succeeds to that person's ownership interest, unless otherwise specified. If all Owners die before the Policy terminates, the Policy passes to the estate of the last surviving Owner. With our consent, you may specify a different arrangement for contingent ownership.

You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
Beneficiary
If the Insured dies before the Maturity Date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a Written Request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a Written Request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
If no beneficiary(ies) survives the Insured, the death proceeds are paid to the Owner(s) or the estate of the Owner(s) in equal percentages unless otherwise specified.
Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment must be made in writing and filed with us at our Home Office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.
Policy Limitations
Division Transfers
You may transfer amounts between the Divisions and/or the Fixed Account. You must specify the dollar amount or whole percentage to transfer from each Division. The transfer is made, and the values determined as of the end of the Valuation Period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the Owner.
You may request an unscheduled transfer or set up scheduled transfer by:
•sending a Written Request to us;
•calling us at 1-800-247-9988 (if telephone privileges apply);
•faxing us at 1-866-885-0390;
•visiting www.principal.com (if internet privileges apply).
You may not make a transfer to the Fixed Account if:
•a transfer has been made from the Fixed Account to a Division within six months; or
•immediately after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).
Unscheduled Transfers. You may make unscheduled transfers from a Division to another Division or to the Fixed Account. The minimum transfer amount is the lesser of $100 or the value of your Division.
We reserve the right to impose a transfer fee on each unscheduled transfer after the first unscheduled transfer in a Policy Year.

Scheduled Transfers. You may elect to have automatic transfers made out of one Division into one or more of the other Divisions and/or the Fixed Account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.
Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$15.00	6
June	$100	$20.00	5
Total	$600	$110.00	35
In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).
Automatic transfers are made on a periodic basis.
•The amount of the transfer is:
•the dollar amount you select (the minimum is the lesser of $100 or the value of the Division); or
•a percentage of the Division value as of the date you specify (other than the 29th, 30th or 31st).
•You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a Business Day, the transfer is completed on the next Business Day.
•The value of the Division must be equal to or more than $2,500 when your scheduled transfers begin.
•Transfers continue until your interest in the Division has a zero balance or we receive notice to stop them.
•We reserve the right to limit the number of Divisions from which simultaneous transfers are made. In no event will it ever be less than two.
Fixed Account Transfers
Transfers from your investment in the Fixed Account to your Division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and an unscheduled Fixed Account transfer in the same Policy Year.
Unscheduled Transfers. You may make one unscheduled Fixed Account to Division(s) transfer within the 30-day period following the Policy Date and following each policy anniversary.
•You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the Fixed Account value as of the most recent policy anniversary).
•The minimum transfer amount must be at least $100 (or the entire value of your Fixed Account if less).
•If your Fixed Account value is less than $1,000, you may transfer up to 100% of your Fixed Account.
•There is no transaction charge imposed on the transfer(s).
Scheduled Transfers. You may make scheduled transfers on a monthly basis from the Fixed Account to your Division(s) without an additional charge as follows:
•The value of your Fixed Account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
•The amount of the transfer is:
•the dollar amount you select (minimum of $50); or
•a percentage of the Fixed Account value (the maximum amount of the transfer is 2% of the Fixed Account value as of the specified date) as of the date you specify which may be:
•the later of the Policy Date or most recent policy anniversary date; or
•the date the Company receives your request.

•Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
•If the specified date is not a Business Day, the transfer is completed on the next Business Day.
Scheduled transfers continue until your value in the Fixed Account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each Policy Year by:
•sending us a Written Request;
•calling us at 1-800-247-9988 (if telephone privileges apply); or
•visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of notice of the change.

Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your Policy Value in the Divisions over time.
Example:    You may choose to rebalance so that 50% of your Policy Values are in the Money Market Division and 50% in the SmallCap Value I Division. At the end of the specified period, market changes may have caused 60% of your value to be in the Money Market Division and 40% in the SmallCap Value I Division. By rebalancing, Units from the Money Market Division are sold and the proceeds are used to purchase Units in the SmallCap Value I Division so that 50% of the Policy Values are once again invested in each Division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
•do not begin until the later of expiration of the examination offer period or the DCA duration, if applicable;
•are done without charge;
•may be done on the frequency you specify:
•quarterly (on a calendar year or Policy Year basis); or
•semiannual or annual (on a Policy Year basis).
•may be done by:
•calling us at 1-800-247-9988 (if telephone privileges apply);
•mailing us your Written Request;
•faxing your request to us; or
•visiting www.principal.com (if internet privileges apply).
•are made at the end of the next Valuation Period after we receive your instruction;
•are not available for values in the Fixed Account; and
•are not available if you have scheduled transfers from the same Divisions.

Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.
We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations.
We also reserve the right to amend or terminate the special plans described in this prospectus; for example, preauthorized premium payments. You would be notified of any such action to the extent required by law.
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.
Examples of the changes we may make include:
•transfer assets in any Division to another Division;
•add, combine or eliminate Divisions; or
•substitute the shares of a Division for shares in another Division:
•if shares of a Division are no longer available for investment; or

•if in our judgment, investment in a Division becomes inappropriate considering the purposes of the Division.
If we eliminate or combine existing Divisions or transfer assets from one Division to another, you may change allocation percentages and transfer any value in an affected Division to another Division(s) without charge. If we substitute one Underlying Fund for another, you may change allocation percentages. You may exercise these privileges until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise these rights if you have an interest in the affected Division(s).

Suicide
Death proceeds are not paid if the Insured dies by suicide, while sane or insane, within two years of the Policy Date (or two years from the date of Policy Face Amount increase with respect to such increase). In the event of the suicide of the Insured within two years of the Policy Date, our only liability is a refund of premiums paid, without interest, minus any Loan Indebtedness and partial surrenders. In the event of suicide within two years of a Policy Face Amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).
Delay of Payments or Transfers
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a Division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a Division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will be priced on the first Business Day following the expiration of the permitted delay. The transaction is made within five days thereafter.
In addition, we reserve the right to defer payment of that portion of your Policy Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 Business Days) to allow the check to clear the banking system.
We may defer payment of proceeds payable out of the Fixed Account and/or Fixed DCA Account for a period of up to six months.
Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the Underlying Funds by forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund and causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Underlying Funds; and
•Increase expenses of the Underlying Fund and Separate Account due to increased broker-dealer commissions and increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Underlying Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an Underlying Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from a Contract Owner or other person authorized by the Owner to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfers during a Contract year to no more than 12;
•Prohibiting you from requesting a transfer among the Divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•Taking such other action as directed by the Underlying Fund.
The Underlying Funds have reserved the right to accept or reject, without prior written notice, any transfer requests.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two Business Days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
Material State Variations
Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in the state in which the Policy was issued. A general summary of material state variations is below. The specific variations from the information appearing in this prospectus which are required due to individual state requirements are contained in Your Policy, or in riders or endorsements attached to Your Policy. You should refer to Your Policy for these state specific features.

State with Variation	Provision/Rider	Description of Variation
IN, MD, MA, MN, MS, NJ, NY, WA	Accelerated Benefits Rider	Rider Unavailable
FL, IN, NJ, NY	Accounting Benefit Rider	Rider Unavailable
IL, MD, TX	Aviation Exclusion Rider	Not applicable
MO, NJ, NY	Change of Insured	Rider unavailable (unavailable for individual policy in NJ)
CT, DC, FL, IN, KY, MD, MA, MN, MS, NJ, NC, OH, PA, SC, TX, VT, WA	Death Benefit Advance Rider	Rider Unavailable
AZ, CT, GA, IL, KY, LA, MD, MN, MO, MT, NH, NY, ND, OK, SD, TN, TX, WI	Hazardous Sports Exclusion	Not applicable
NJ	Salary Increase Rider	Rider Unavailable
PREMIUMS

Payment of Premiums
You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account.

The amount and frequency of your premium payments affects the Policy Value, the Net Policy Value, and how long the Policy remains in force. Insufficient premium payments may cause the policy to lapse as described in POLICY TERMINATION AND REINSTATEMENT.

Premium payments may be delivered to us as follows:
•If you have established an annual, semiannual, or quarterly planned payment schedule, by sending payment in the reply envelope enclosed in the premium reminder notice; or
•By mailing your payment according to the instructions below.

Premium Payment Mailing Instructions:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431

Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.

Premiums Affecting Guarantee Provisions
Your initial premium must be at least the no-lapse guarantee premium. After the initial premium, you may determine the amount and timing of subsequent premium payments (with certain restrictions); however, we recommend you continue to pay at least the no-lapse guarantee premium. By meeting the no-lapse guarantee premium requirement, your Policy is guaranteed not to terminate during the first five Policy Years even if the Net Surrender Value is insufficient to cover the Monthly Policy Charge.

The no-lapse guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of premiums paid;
(b)    is the sum of all Loan Indebtedness and partial surrenders; and
(c)    is the sum of the no-lapse guarantee monthly premiums since the Policy Date to the most recent Monthly Date.

If the no-lapse premium requirement is not met and the Net Surrender Value is insufficient to cover the Monthly Policy Charge, the Policy may terminate in the first five Policy Years.

If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the Death Benefit Guarantee Premium requirement, the death benefit guarantee period will last longer than the five year period provided by the no-lapse guarantee provision. You choose whether you want the no-lapse guarantee period to extend to the Insured's Attained Age 65, Attained Age 85 or Attained Age 100. Generally, a longer death benefit guarantee period will have a higher premium requirement.

The annual Death Benefit Guarantee Premium is ((a) divided by 1,000) times (b) where:
(a)    is the Policy Face Amount; and
(b)    is the premium rate.

Example If the Policy Face Amount is $250,000 with Death Benefit Option 2 and the Insured is a 45-year old male with a risk classification of preferred non-smoker
	Premium Rate	Annual Death Benefit Guarantee Premium
No-Lapse Guarantee	$9.33	$2,332.50
Death Benefit Guarantee to Attained Age 65	$15.02	$3,755.00
Death Benefit Guarantee to Attained Age 85	$25.35	$6,337.50
Death Benefit Guarantee to Attained Age 100	$29.45	$7,362.50

You choose the death benefit guarantee period based on your scheduled premium payments. The Death Benefit Guarantee Premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of premiums paid;
(b)    is the sum of all Loan Indebtedness and partial surrenders; and
(c)    is the sum of the death benefit guarantee monthly premiums since the Policy Date to the most recent Monthly Date.

If the Death Benefit Guarantee Premium requirement is not met, the Death Benefit Guarantee Rider will terminate. If in the first five Policy Years, the Policy will still have the no-lapse guarantee as long as the premiums paid are sufficient to meet the no-lapse guarantee premium requirement.

Both the no-lapse guarantee premium and the Death Benefit Guarantee Premium rates are per $1,000 of Face Amount and vary by issue age, gender* and smoking status. The no-lapse guarantee premium and the Death Benefit Guarantee Premium are shown on the current Data Pages.
*    For Policies issued in states which require unisex pricing or in connection with employment-related insurance and benefit plans, the premiums are not based on the gender of the Insured.

Premium Limitations
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s) and refund or apply the excess premium as follows:
•If we receive such premium payments more than 30 days from the date the applicable limit will increase, we will refund the excess premium payment to you.
•If we receive such premium payments within 30 days from the date the applicable limit will increase, we will hold the excess premium payment in a non-interest bearing account and apply it to your policy once the applicable limit increases.

Allocation of Premiums
Net premiums are allocated to the Divisions and the Fixed Account and/or Fixed DCA Account according to your instructions. The total of all allocation percentages must equal 100. Incomplete allocation instructions may delay processing.Net premiums are allocated as of the Valuation Period in which they are received in good order.

You may change the percentage allocation for future premium payments at any time by:
•sending a Written Request to us;
•calling us at 1-800-247-9988 (if telephone privileges apply); or
•visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the Valuation Period in which your new instructions are received.

Division Valuation
There is no guaranteed minimum Division value. Its value reflects the investment experience of the Division. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the Insured's death.

At the end of any Valuation Period, your value in a Division is:
•the number of Units you have in the Division
•multiplied by the value of a Unit in the Division.
The number of Units is the total of Units purchased by allocations to the Division from:
•your initial premium payment (less Premium Expense Charges);
•plus subsequent premium payments (less Premium Expense Charges);
•plus transfers from another Division, the Fixed Account or the Fixed DCA Account minus Units sold:
•for partial surrenders from the Division;
•as part of a transfer to another Division, the Fixed Account or the Loan Account; and
•to pay Monthly Policy Charges and any transaction fees.
We calculate Unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate Unit values on these recognized holidays: New Year's Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President's Day; Christmas; Good Friday; Memorial Day, Juneteenth and Independence Day. In addition, we do not calculate Unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders.
To calculate the Unit value of a Division, the Unit value from the previous Business Day is multiplied by the Division's net investment factor for the current Valuation Period. The number of Units does not change due to a change in Unit value.
The net investment factor measures the performance of each Division. The net investment factor for a Valuation Period is calculated as follows:
[{the share price of the underlying mutual fund at the end of the Valuation Period before that day's transactions plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the Valuation Period}
divided by
the share price of the underlying mutual fund at the end of the previous Valuation Period after that day's transactions]

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the Unit value of the corresponding Division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of Units you own in the Division.

DEATH BENEFITS AND POLICY VALUES

Death Proceeds
If coverage is in effect and the Insured dies before the Maturity Date, we pay death proceeds. We must receive:
•proof of the death of the Insured;
•Beneficiary's Statement (Claim Form)*; and
•Trust Agreement (if the beneficiary is a trust).
*    If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.
Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).
The payments are made in cash lump sum or under a fixed benefit payment option. Death proceeds are calculated as of the date of the Insured's death and include:
•the death benefit described below;
•minus Loan Indebtedness;
•minus any overdue Monthly Policy Charges if the Insured died during a grace period;
•plus interest on the death proceeds as required by state law.
Benefit Instructions
While the Insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options of the Policy. If at the Insured's death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.
The fixed benefit payment options include:
•Custom Benefit Arrangement
A customized benefit payment option may be arranged with our approval.
•Life Income
We pay income during a person's lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the person dies before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if the person dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
•Joint and Survivor Life Income
We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the people die before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if both of the people die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the Insured, the death proceeds will be paid to the Owner or the Owner's estate unless otherwise specified.
Death Benefit Options
The death benefit option is selected at the time of application. If a death benefit option is not chosen or you elect the cash value accumulation test, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:
•Death Benefit Option 1 - the death benefit equals the greater of:
•the Total Face Amount; or
•the amount found by multiplying the Policy Value by the applicable percentage*.
•Death Benefit Option 2 - the death benefit equals the greater of:
•the Total Face Amount plus the Policy Value; or
•the amount found by multiplying the Policy Value by the applicable percentage*.
•Death Benefit Option 3 - the death benefit equals the greater of:
•the Total Face Amount plus the greater of (a) premiums paid less partial surrenders or (b) zero; or
•the amount found by multiplying the Policy Value by the applicable percentage*.
*    The applicable percentage tables are in Appendix C and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

Example:    The following assumptions are made to demonstrate the use of the Tables found in Appendix C. Death Benefit Option: 1
Face Amount: $250,000
Policy Value: $150,000
Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test
Attained Age: 45
Risk Class: Preferred Non-Smoker

Applicable Percentage: 215%
Death Benefit = $322,500 ($150,000 x 215%)

If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 287.78% (assuming the Insured is a male) and the death benefit would be $431,670.

Change in Death Benefit Option (for Policies using the guideline premium/cash value corridor test)
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per Policy Year. Your request must be made in writing and approved by us. The effective date of the change will be the Monthly Date that coincides with, or next follows, our approval. If the death benefit option change involves a Face Amount decrease, you may elect to keep the current Face Amount, subject to underwriting review and approval.
The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the Total Face Amount so that the death benefit immediately after the change equals the death benefit before the change.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the Total Face Amount. The amount of the decrease is equal to the Policy Value on the effective date of the change. If there have been increases in the Total Face Amount, the decrease of Total Face Amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase. This example assumes that the Policy Face Amount equals the Total Face Amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000 + $50,000)	$50,000

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the Total Face Amount. The amount of the increase is equal to the Policy Value on the effective date of the change. The Total Face Amount increase will be in the same proportion as the Policy Face Amount to the Total Face Amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes that the Policy Face Amount equals the Total Face Amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000

Changing from Death Benefit Option 3 to Death Benefit Option 1
We will increase the Total Face Amount if the total premiums paid are greater than total partial surrenders as of the effective date of the change. The increase will be in the same proportion as the Policy Face Amount is to the Total Face Amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000 and the Policy Face Amount equals the Total Face Amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$970,000 ($1,000,000 + ($30,000 - $10,000) - $50,000)	$1,020,000 ($970,000 + $50,000)	$50,000

Changing from Death Benefit Option 3 to Death Benefit Option 2
We will either increase or decrease the Total Face Amount by subtracting the Policy Value from the greater of (a) premiums paid less partial surrenders and (b) zero. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the Policy Face Amount equals the Total Face Amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$9,700,000 ($1,000,000 + ($30,000 - $10,000) - $50,000)	$1,020,000 ($970,000 + $50,000)	$50,000

Maturity Proceeds
The Maturity Date is the policy anniversary where the Insured's Attained Age is 100 and is shown on your current Data Pages. If the Insured is living on the Maturity Date, the Policy is in force and you do not want the Maturity Date extended by the Extended Coverage Rider, maturity proceeds equal to the Net Surrender Value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy's maturity and avoid conversion to Death Benefit Option 1, you must send notice to our Home Office.

The maturity proceeds are paid either as a cash lump sum on the Maturity Date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the Maturity Date automatically be extended to the date of the Insured's death (as explained in GENERAL DESCRIPTION OF THE POLICY - Additional Insurance Benefits).

Adjustment Options
Increase in Policy Face Amount
You may request an increase at any time provided that the Policy is not in a grace period and Monthly Policy Charges are not being waived under a rider. The minimum increase in Policy Face Amount is $50,000. A Policy Face Amount increase request made in the first 60 policy months will increase the no-lapse guarantee premium for the remainder of the 60 months.
The request must be made on an Adjustment application. The application must be signed by the Owner(s) and the Insured. If your request is not approved, no changes are made to your Policy.
We will approve your request if:
•the Insured is alive at the time of your request; and
•the Attained Age of the Insured is 85 or less at the time of the request; and
•we receive evidence satisfactory to us that the Insured is insurable under our underwriting guidelines in place at the time of your request.
The increase in Policy Face Amount is in a risk classification determined by us. The Adjustment is effective on the Monthly Date on or next following our approval of your request.
We calculate an "adjustment conditional receipt premium deposit" (payment that accompanies request) based on your request for an increase. If you make a payment with your Adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.
Any payment made with the Adjustment application is held in our General Account without interest for up to 60 days. If we approve the Adjustment, on the effective date of the Adjustment, the amount of the premium payment being held minus the Premium Expense Charge is moved to the Divisions, Fixed Account and/or Fixed DCA Account. Your current premium allocation percentages are used to make this allocation.
The cost of insurance charge will increase in the event of an increase in a Policy's Face Amount. If there is insufficient value to pay the higher charges after an increase in Face Amount, the entire Policy (not just the incremental increase in Face Amount) will terminate, unless the no-lapse or death benefit guarantees are in effect.
Decrease in Policy Face Amount
On or after the first policy anniversary, you may request a decrease in the Policy Face Amount. No transaction fee is imposed on decreases in the Policy Face Amount. A decrease in Face Amount lowers the cost of insurance charges but does not reduce surrender charges nor the no-lapse guarantee premium requirement. A decrease is requested as follows:
•the request must be made on an Adjustment application;
•the application must be signed by the Owner(s);
•the Policy is not in a grace period;
•Monthly Policy Charges are not being waived under a waiver rider;
•the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and
•the decrease may not reduce the Policy Face Amount below $100,000.
A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the Policy Value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.

Policy Values
Your Policy Value is equal to the sum of the values in your Divisions, Fixed Account, Fixed DCA Account and Loan Account.
•Your Policy Value increases as premiums are applied and when interest is credited.
•Your Policy Value decreases as policy loans, partial surrenders, unpaid loan interest and policy expenses are deducted.
•Your Policy Value can increase or decrease as the investment experience of your chosen Divisions fluctuates.
OPTIONAL BENEFITS UNDER THE POLICY
Subject to certain conditions, you may add one or more of the optional insurance benefits summarized in the table below. More information follows the table, and detailed information may be obtained from a registered representative or our Home Office. Not all optional insurance benefits (including those referred to below as "standard") are available to all Owners or in all states, and provisions may vary. Costs of optional insurance benefits are deducted from your Policy Value. See SUMMARY: FEE TABLES for charges.

Optional Benefit/Rider	Purpose	Standard/Optional	Charge	Other Restrictions/Limitations
Accelerated Benefit	provides the option to receive an advance of a portion of the death proceeds if the Insured becomes diagnosed as terminally ill with a life expectancy of less than 12 months.	Optional	No(1)	Limited to 75% of Face Amount, up to a maximum of $1,000,000. Advance may be taxable.
Accidental Death Benefit	provides an additional death benefit if the Insured’s death is caused by accidental means	Optional	Yes
Change of Insured	allows the business to change the Insured when an employee leaves employment or Ownership of the business changes	Optional	No	available on business cases only
Cost of Living Increase	provides increases in the Face Amount every three years, to the Insured’s age 55, without requiring evidence of insurability	Standard(2)	No(3)
Death Benefit Advance	provides the option to receive an advance of a portion of the death proceeds if the Insured becomes diagnosed with terminal illness, catastrophic health condition or is permanently confined to a nursing home	Standard(4)	No(5)
Death Benefit Guarantee	guarantees the Policy will not lapse if premiums paid equal or exceed the Death Benefit Guarantee Premium Requirement	Standard(6)	No	The level of premium paid determines whether the guarantee is extended to the Insured’s Attained Age 65, 85, or 100. If the rider terminates, it may not be reinstated. Cannot be used with the Supplemental Benefit Rider.
Extended Coverage	extends the Policy beyond the Maturity Date as long as the Policy is still in-force and the Insured is living on the Policy Maturity Date	Standard(7)	No	After the Policy Maturity Date:, certain limitations and restrictions are imposed on the Policy.
Life Paid-Up (Overloan Protection)	Under certain circumstances, guarantees the Policy will not lapse when there is large Loan Indebtedness by converting the Policy to paid-up life insurance	Optional	Yes	Once the rider benefit begins, certain limitations and restrictions are imposed on the Policy. You should consult your tax advisor regarding this rider.
Return of Cost of Insurance	This rider provides for the return of the cost of insurance charges.	Standard(8)	No
Salary Increase	provides increases in the Face Amount, up to the rider benefit amount, based on salary adjustments without requiring evidence of insurability.	Optional	Yes	available on business cases only. If you elect this rider, we will not add the Cost of Living Increase Rider to your Policy.
Supplemental Benefit	provides additional insurance (Face Amount) at a reduced cost.	Optional	Yes	Cannot be used with the Death Benefit Guarantee Rider; approval required. may be added at anytime that the Insured's Attained Age is at least 20 but no more than 80 (75 in New York).
Surrender Charge Adjustment	provides for a waiver of a portion of the surrender charges for a limited time	Optional	Yes	available for business cases and certain trust-owned Policies. May not be added after the Policy has been issued.
Waiver of Monthly Policy Charges	pays the monthly deductions of the Policy if the Insured becomes disabled and loses the ability to earn an income	Optional	Yes	approval required
Waiver of Specified Premium	pays the Planned Periodic Premium on the Policy if the Insured becomes disabled and loses his/her ability to earn an income.	Optional	Yes	approval required; may be added when Insured’s Attained Age is not greater than 59.
(1) Death proceeds payable upon the death of the Insured will be reduced by the amount of the death proceeds advanced plus interest charged.
(2) Policies with a risk classification of standard or better and where the Insured’s issue age is 52 or younger.
(3) The Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider

(4)    Standard on Policies issued on or after February 20, 2006 with a risk classification of standard or better.
(5) No charge other than interest charge during the time period death proceeds are advanced.
(6) If the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee Premium Requirement
(7) You may choose not to extend the Maturity Date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy.
(8) Standard where insured's issue age is 75 or younger.

Accelerated Benefits Rider
This rider is available to all Policies at issue or may be elected at any time prior to the Insured’s death. Under this rider, you can choose to receive an advance of a portion of the death proceeds if the Insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. (The definition of terminally ill may vary in some states.) You can request up to 75 percent of the Total Face Amount, minus any outstanding policy loans and unpaid loan interest and previously paid accelerated benefit, up to a maximum of $1,000,000. There is no charge for this rider; however, we will reduce the death proceeds payable upon the Insured's death by the amount of the advance, plus interest. For example, assume the Total Face Amount is $100,000 and there are no outstanding loans, interest, or previously paid accelerated benefit. If the Insured qualifies as terminally ill, up to $75,000 may be requested. For death proceeds advanced during the first ten Policy Years, the applicable interest rate is 5.5%. When the Insured dies, the death proceeds are reduced by $75,000 and 5.5% interest on that amount ($4,125 if the loan was outstanding for one year).
Receipt of a death benefit advance may be taxable. Before you make a claim for a death benefit advance, you should seek assistance from your personal tax advisor.
Accidental Death Benefit Rider
The rider may be elected at the time of application, or may be added after issue subject to our then current underwriting guidelines.This rider provides an additional death benefit if the Insured’s death is caused by accidental means. There is a maximum monthly charge for this rider of $0.14 per $1,000 of rider benefit. For example, assume a Policy with Death Benefit Option 1 with a Face Value of $100,000 and a rider benefit of $25,000. In this example, the maximum charge for the rider would be $3.50 per month, and upon the death of the Insured, the death benefit would be $125,000.

Change of Insured Rider
This rider is available on business cases only and may be added at any time prior to the proposed Insured’s issue age 69. It allows the business to change the Insured when an employee leaves employment or ownership of the business changes. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named Insured. Future cost of insurance rates are based on the gender, issue age, smoking status, and risk classification of the newly named Insured. Until the effective date of the change of Insured application, coverage remains in effect on the life of the prior Insured. The death proceeds are paid when the newly named Insured dies. There is no charge for this rider.

Cost of Living Increase Rider
This rider is added automatically to all Policies with a risk classification of standard or better and where the Insured’s issue age is 52 or under unless you elect the Salary Increase Rider. This rider provides increases in the Face Amount every three years, to the Insured’s age 55, without requiring evidence of insurability. There is no charge for this rider; however we will increase the Monthly Policy Charge and surrender charge to cover the costs and charges for any increase in the Total Face Amount made under this rider. For example, if you have a Policy with a $100,000 Face Amount, and on the third Policy Anniversary the formula for this rider in your Data Pages would allow for a $10,000 Face Amount increase, you could elect to increase your Face Amount at that time to $110,000. Your Monthly Policy Charge and surrender charge would increase, based on a Face Amount of $110,000..

Death Benefit Advance Rider
This rider provides the option of receiving an advance of a portion of the death benefit if the Insured is diagnosed with a terminal illness or catastrophic health condition (as defined in the rider) or is permanently confined to a nursing home. The maximum amount available is based on the death benefit as of the date the claim is approved. The death proceeds payable upon the death of the Insured will be reduced by any Loan Indebtedness and the amount of the death benefit advanced (the lien) plus interest charged on the lien. This rider is added automatically to all Policies issued on or after February 20, 2006 with a risk classification of standard or better. Currently, there is no charge for this rider other than the interest charge during the time period death proceeds are advanced. However, we may, in the future, charge an administrative fee for each death benefit advance. You should consult your tax advisor prior to this rider being exercised.

Death Benefit Guarantee Rider
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the Death Benefit Guarantee Premium requirement. This rider is automatically made a part of the Policy at issue as long as the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee Premium requirement. The level of premium (planned or paid) at issue determines whether the no-lapse guarantee is extended to the Insured's Attained Age 65, Attained Age 85 or Attained Age 100.
An illustration (available at no charge from your sales representative or our Home Office) will provide the Death Benefit Guarantee Premium requirement applicable to your Policy. The Death Benefit Guarantee Premium requirement is described in the section "PREMIUMS."
The use of this rider disqualifies the use of the Supplemental Benefit Rider. There is no charge for this rider.
If on any Monthly Date, the Death Benefit Guarantee Premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our Home Office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.
The rider may not be added after the Policy has been issued.
Extended Coverage Rider
This rider is added automatically to all Policies at issue. This rider extends the Policy beyond the Maturity Date as long as the Policy is still in force and the Insured is living on the Maturity Date. The Policy will then terminate upon the Insured’s death. No Monthly Policy Charges are deducted after the Maturity Date. No additional premium payments are allowed, Adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All Division and Fixed Account values will be transferred to the Money Market Division and no further transfers are allowed. For example, assume the Policy Maturity Date is December 31, 2021, and the Insured is still living on that date. Instead of maturity proceeds being paid on that date, this rider extends the Policy, and death proceeds are paid under Death Benefit Option 1 when the Insured dies.
You may choose not to extend the Maturity Date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.
Life Paid-Up Rider (Overloan Protection)
The rider may be elected at any time prior the Maturity Date. Under certain circumstances, this rider can guarantee the Policy will not lapse when there is a large Loan Indebtedness by converting the Policy to paid-up life insurance. In order for the rider benefit to begin, the following conditions must be satisfied:
•the Loan Indebtedness must be at least 96% of the Surrender Value;
•there is sufficient Net Surrender Value to cover the one-time rider charge;
•the Insured’s Attained Age must be 75 years or older;
•the Policy must have been in force for at least 15 Policy Years; and
•premiums paid have been surrendered

We reserve the right to begin the rider benefit when the Loan Indebtedness is at least 92% of the Surrender Value and all of the conditions are satisfied.
Once the rider benefit begins:
•All values in the Divisions are immediately transferred to the Fixed Account where they will earn interest.
•No further Monthly Policy Charges are deducted for the remaining paid-up death benefit.
•No new premium payments, Face Amount Adjustments, partial surrenders or loans are allowed.
•If death benefit option 2 or 3 is in effect, your death benefit option will change to death benefit option 1 and you may no longer change the death benefit option.
•Your Loan Indebtedness and interest will continue to accrue on the Loan Indebtedness. However, loan payments can be submitted.
•All optional riders, except the extended coverage rider, will automatically be terminated.

There is a one time maximum charge of 7.5% of Policy Value, which is taken from the Policy Value on the date the rider benefit begins. For example, if your Policy Value is $100,000, it will be reduced by $7,500 when the benefit begins.
The Internal Revenue Service has not taken a position on the Life Paid-Up Rider. You should consult your tax advisor regarding this rider.
Return of Cost of Insurance Rider
This rider provides for the return of the cost of insurance charges. The returned charges are credited to the policy value annually on the policy anniversary in equal amounts over a period of five years. The total amount credited is the sum of the cost of insurance charges for the Total Face Amount paid up to the time this benefit begins. The benefits begin as of the later of the last day of the 20th Policy Year or the last day of the Insured's Attained Age 59 Policy Year. The benefit is applied according to the premium allocation instructions in effect at that time. If the policy terminates or becomes paid-up due to the Life Paid-Up Rider, any benefit not credited is forfeited. This rider is added automatically to all Policies where the Insured's issue age is 75 or younger. There is no charge for this rider.
Salary Increase Rider
This rider is available on business cases only and provides increases in the Face Amount based on salary adjustments without requiring evidence of insurability. The rider must be elected at the time of application or any time prior to issue, and if elected the Cost of Living Increase Rider is not available. For Insureds with a risk classification of standard or better, the charge for this rider is taken at a monthly rate of $0.13 per $1,000 of rider benefit in excess of $30,000. When exercised, the Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider. If you elect this rider, we will not add the Cost of Living Increase Rider to your Policy. For example, if you have a Policy with a $100,000 Face Amount, and the formula for this rider in your Data Pages would allow for a $10,000 Face Amount increase, you could elect to increase your Face Amount at that time to $110,000. Your Monthly Policy Charge and surrender charge would increase, based on a Face Amount of $110,000. Since the rider benefit does not exceed $30,000, there would not be a charge for this rider.
Supplemental Benefit Rider
This rider provides additional insurance (Face Amount) at a reduced cost. The use of this rider disqualifies the use of the Death Benefit Guarantee Rider. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the Insured's Attained Age is at least 20 but no more than 80 (75 in New York). There is a charge for this rider.
Surrender Charge Adjustment Rider
This rider provides for a waiver of a portion of the surrender charges for a limited time. If you fully surrender your Policy within the first four Policy Years, we will adjust the amount of surrender charge we collect. The rider is available for all Policies issued for business cases (employer sponsored and/or employer owned Policies) and certain trust-owned Policies, subject to our then current underwriting guidelines. The rider may not be added after the Policy has been issued. If the Policy is issued with the rider, an additional sales charge is imposed in the first Policy Year.
Principal Variable Universal Life Income Plus.
When the Policy is sold with the Surrender Charge Adjustment Rider, it is referred to as Principal Variable Universal Life Income Plus. This rider is only available for business cases (employer sponsored and/or employer owned Policies) and certain trust-owned Policies qualifying under our then current underwriting guidelines.
Waiver of Monthly Policy Charges Rider
This rider pays the Monthly Policy Charges of the Policy if the Insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the Insured's Attained Age is not greater than 59. There is a charge for this rider.

Waiver of Specified Premium Rider
This rider pays the planned scheduled premium on the Policy if the Insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the Insured's Attained Age is not greater than 59. There is a charge for this rider.

SURRENDERS AND PARTIAL SURRENDERS
Surrenders
You must send us a Written Request for any surrender. The request must be signed by all Owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the Surrender Value calculated as of the end of the Valuation Period during which we receive the Written Request for surrender. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.
Total and partial surrenders from the Policy are generally paid within five Business Days of our receipt of the Written Request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
Full surrender
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the Policy Date or a Policy Face Amount increase, a surrender charge is imposed. There is no refund of any Monthly Policy Charges deducted before the full surrender effective date.
We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the Surrender Value.
Unscheduled partial surrender
On or after the first policy anniversary and prior to the Maturity Date, you may surrender a part of the Net Surrender Value. Up to two unscheduled partial surrenders may be made during a Policy Year. The total of your two unscheduled partial surrenders during a Policy Year may not be greater than 75% of the Net Surrender Value (as of the date of the request for the first unscheduled partial surrender in that Policy Year). The unscheduled partial surrender may not decrease the Policy Face Amount to less than $100,000.
Your Policy Value is reduced by the amount of the surrender. We surrender Units from the Divisions and/or values from the Fixed Account to equal the dollar amount of the surrender request. The surrender is deducted from your Division(s) and/or Fixed Account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, the deduction is made using your Monthly Policy Charge allocation percentages. No surrender charge is imposed on an unscheduled partial surrender.
An unscheduled partial surrender may cause a reduction in Total Face Amount. If the Total Face Amount had been increased, any reduction of the Total Face Amount is made on a last in, first out basis.
•If the Death Benefit Option 1 is in effect and the death benefit equals the Total Face Amount, the Total Face Amount is reduced by the amount of the unscheduled partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the Total Face Amount, the Total Face Amount is reduced by the amount the unscheduled partial surrender exceeds the difference between the death benefit and Total Face Amount.
Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect)
During Policy Years two through fifteen, 10% of the Net Surrender Value as of the end of the prior Policy Year may be surrendered without a subsequent decrease in the Total Face Amount. Any amount surrendered in excess of 10% causes a reduction in the Total Face Amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any Policy Year or $250,000 over the life of the Policy.
The maximum amount of preferred partial surrenders in a Policy Year is the lesser of ((a) plus (b)) or (c) where:
(a)    is the amount of the unscheduled partial surrender;
(b)    is the amount of any preferred partial surrenders in the same Policy Year; and
(c)    is 10% of the Net Surrender Value at the end of the prior Policy Year.
•If the Death Benefit Option 2 is in effect, there is no reduction in the Total Face Amount upon an unscheduled partial surrender.
•If the Death Benefit Option 3 is in effect and the death benefit equals the Total Face Amount, the Total Face Amount is reduced by the greater of (a) or (b) where:
(a)    is the amount by which the total partial surrenders exceed total premiums paid*; and
(b)    is zero.

In situations where the death benefit is greater than the Total Face Amount, the Total Face Amount is reduced by the amount determined above which exceeds the difference between the death benefit and Total Face Amount.

*    The Face Amount reduction will be less if the Face Amount has already been reduced due to prior partial surrenders.
Scheduled Partial Surrender
On or after the first policy anniversary and prior to the Maturity Date, you may elect to receive part of your Net Surrender Value automatically on any Monthly Date.
•You select the amount of the surrender and the surrender frequency (annually, semi-annually, quarterly or monthly (based on Policy Year)).
•The surrender is deducted from your Division(s) and/or Fixed Account according to your Monthly Policy Charge allocation percentages.
•Each scheduled partial surrender may not be greater than 90% of the Net Surrender Value (as of the date of the scheduled partial surrender).
•Scheduled partial surrenders will continue until we receive your instructions to stop them or until the sum of your premiums has been surrendered. When all of your Net Premiums have been surrendered, policy loans will automatically begin so as to provide you the same dollar amount at the same frequency as you had received under the scheduled partial surrenders.
•A scheduled partial surrender may cause a reduction in Total Face Amount:
•If Death Benefit Option 1 is in effect and the death benefit equals the Total Face Amount:
•on the first Monthly Date a scheduled partial surrender is effective (and each subsequent policy anniversary) the Total Face Amount is reduced,
•the amount of the reduction is the sum of the scheduled partial surrenders planned for that Policy Year that are not deemed to be a preferred partial surrender.
•If the amount of the scheduled partial surrender is increased, the Total Face Amount is reduced on the Monthly Date the change is effective. If the amount of the scheduled partial surrender is decreased, there is no change to the Total Face Amount.
If the death benefit is greater than the Total Face Amount, the Total Face Amount is reduced by the amount determined above which exceeds the difference between the death benefit and Total Face Amount.
Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect)
During Policy Years two through fifteen, 10% of the Net Surrender Value as of the end of the prior Policy Year may be surrendered without a subsequent decrease in the Total Face Amount. Any amount surrendered in excess of 10% causes a reduction in the Total Face Amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any Policy Year or $250,000 over the life of the Policy.
The maximum amount of preferred partial surrenders in a Policy Year is the lesser of ((a) plus (b)) or (c) where:
(a)    is the sum of the scheduled partial surrenders;
(b)    is the amount of any preferred partial surrenders in the same Policy Year; and
(c)    is 10% of the Net Surrender Value at the end of the prior Policy Year.

•If the Death Benefit Option 2 is in effect, there is no reduction in the Total Face Amount due to scheduled partial surrenders.
•If the Death Benefit Option 3 is in effect and the death benefit equals the Total Face Amount, on the first Monthly Date a scheduled partial surrender is effective or changed (and each subsequent policy anniversary) the Total Face Amount is reduced by the greater of (a) or (b) where:
(a)    is the amount by which the total partial surrenders exceed total premiums paid*; and
(b)    is zero.
In situations where the death benefit is greater than the Total Face Amount, the Total Face Amount is reduced by the amount determined above which exceeds the difference between the death benefit and Total Face Amount.

*    The Face Amount reduction will be less if the Face Amount has already been reduced due to prior partial surrenders.

LOANS

Policy Loans
While your Policy is in effect (but after the examination offer period) and has a Net Surrender Value, you may borrow money from us with the Policy as the security for the policy loan.
•The maximum amount you may borrow is 90% of the Net Surrender Value as of the date we process the policy loan.
•You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
•Generally, policy loan proceeds are sent within five Business Days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
•Requests for policy loans from any joint Owner are binding on all joint Owners.
•Policy loans may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. During the first ten Policy Years, the interest rate is 5.50% per year. After Policy Year ten, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the Policy Year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your Fixed Account, Fixed DCA Account and/or Division(s) and transferred to the Loan Account. Withdrawals are made in the same proportion as the allocation used for the most recent Monthly Policy Charge.

A policy loan generally has a permanent effect on Policy Values. If a policy loan had not been made, the Policy Value would reflect the investment experience of the Division(s) and the interest credited to the Fixed Account and Fixed DCA Account. In addition, Loan Indebtedness is subtracted from:
•death proceeds at the death of the Insured;
•Surrender Value upon full surrender or termination of a Policy; and
•maturity proceeds paid.

Policy loans and unpaid loan interest reduce your Net Surrender Value. If the Net Surrender Value is less than the Monthly Policy Charges on a Monthly Date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

If the Policy terminates with an outstanding loan balance, there may be negative tax consequences.

Loan Account
When a policy loan is taken, a Loan Account is established. An amount equal to the loan is transferred from your Division(s), Fixed Account and Fixed DCA Account to your Loan Account. Loan accounts are part of our General Account. There are no restrictions from which accounts the loan amount can be transferred. Any loan interest due and unpaid is transferred in the same proportion as the allocation used for the most recent Monthly Policy Charge.

Your Loan Account earns interest from the date of transfer. The Loan Account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the Policy Year.

Unscheduled Loans
Unscheduled loans are available in all Policy Years. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge.

Scheduled Loans
After the first Policy Year, scheduled policy loans are available on any Monthly Date. Scheduled loans may occur on a monthly, quarterly, semiannual or annual basis (based on the Policy Year). Before scheduled loans are available, you must have withdrawn, through partial surrenders, an amount equal to or exceeding total premiums paid. The loan amount is withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge.

Loan Payments
While the Policy is in force and before the Insured dies, you may pay the Loan Indebtedness as follows:
•policy loans may be repaid totally or in part;
•repayments are allocated to the Division(s), Fixed Account and Fixed DCA Account in the proportions used for allocation of premium payments;
•payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding;
•the repayments are allocated as of the Valuation Period in which we receive the repayment; and
•repayments are to be sent to our Home Office.
POLICY TERMINATION AND REINSTATEMENT

Policy Termination (Lapse)
If the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will not enter a grace period if ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of the premiums paid;
(b)    is the sum of all Loan Indebtedness and partial surrenders; and
(c)    is the sum of the no-lapse guarantee premiums since the Policy Date to the most recent Monthly Date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
•your Policy's Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date; or
•the death benefit guarantee rider is in effect.

Grace Period
If the Net Surrender Value on a Monthly Date is less than the current monthly charge and neither the no-lapse guarantee provision nor the death benefit guarantee rider is in effect, we will send you a notice of pending termination and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy termination. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will terminate without value.

During the first 60 policy months, the required premium is the greater of (a) or (b) where:
(a)    is three Monthly Policy Charges divided by (1 minus the Maximum Premium Expense Charge); and
(b)    is three no-lapse guarantee monthly premiums.

After the first 60 policy months, the required premium is (a) plus (b) where:
(a)    is the amount by which the surrender charge is more than the Policy value less Loan Indebtedness on the Monthly Date on or immediately preceding the start of the grace period; and
(b)    is three Monthly Policy Charges divided by (1 minus the Maximum Premium Expense Charge).

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period, the Net Surrender Value may be overstated.

The determination of three Monthly Policy Charges is made by taking three times the "failed" monthly deduction that could not be made due to insufficient Net Surrender Value.
Example:    Policy Value: $5,000
Loan Indebtedness: $4,000
Surrender Charge: $500
Net Surrender Value: $500 (Policy Value minus Loan Indebtedness minus Surrender Charge)
Monthly Policy Charge: $1,000
No-Lapse Guarantee Premium: $1,200
Maximum Premium Expense Charge in the first Policy Year: 8.25% (5.0% sales charge, 1.25% federal taxes, 2.0% state and local taxes)
During the first 60 policy months, the required premium is $3,600 ($1,200 x 3)

After the first 60 policy months, the required premium is $3,270 [($1,000 x 3)/(1 - 0.0825)]

The required premium is intended to (a) reimburse us for the Monthly Policy Charges during the grace period, and (b) provide enough Policy Value to pay the Monthly Policy Charge on the first Monthly Date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.

If the Insured dies during a grace period, the death benefit is paid and the amount is reduced by:
•all Monthly Policy Charges due and unpaid at the death of the Insured; and
•any Loan Indebtedness.

The Policy also terminates:
•when you make a full Policy surrender;
•when death proceeds are paid; and
•when the maturity proceeds are paid.

When the Policy terminates, all of the Owners' Policy rights and privileges end.

Neither partial surrenders, Face Amount adjustments nor policy loans may be made during a grace period.

Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
•prior to the Maturity Date and while the Insured is alive;
•upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
•if you make a payment of a reinstatement premium; and
•if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).

We do not require payment of Monthly Policy Charges during the period the Policy was terminated. Reinstatement is effective on the next Monthly Date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our General Account without interest. If the reinstatement is approved, premiums are allocated to your selected Division(s), Fixed Account and/or Fixed DCA Account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same Policy Date as the original Policy. Your rights and privileges as Owner(s) are restored upon reinstatement.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, is calculated based on the number of years the Policy was in force. The Premium Expense Charge is calculated based on the number of years since the Policy was issued.

If you reinstate your Policy, the Return of Cost of Insurance Rider is not reinstated.
TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE:    Due to the complexity of these rules and because they are affected by the facts and circumstances of each Policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.

IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.
The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on Policy Values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any Adjustment to the Policy.
If you make a premium payment that we determine exceeds the current guideline premium limits under Internal Revenue Code Section 7702, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of Policy Values that can accumulate relative to the death benefit.
To satisfy either test, the ratio of the death benefit to the Policy Value must be at least as great as the applicable percentage shown in Appendix C. As the Policy Value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.
As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:
•smaller applicable percentages;
•lower minimum death benefit;
•lower cost of insurance charges; and
•better Policy Value growth.
The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better Policy Value growth.
This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800-247-9988.
The table below demonstrates the minimum death benefit based on the test chosen. Policy value assumptions may not be realistic.
The example below is based on the following:
•The Insured is a male with an Attained Age of 45 at the time the Policy was issued. He dies at the beginning of the sixth Policy Year (Attained Age 50).
•Face amount is $100,000.
•Death Benefit Option 1
•Policy value at the date of death is $25,000.
•The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x Policy Value).
•The minimum death benefit under the cash value accumulation test is $61,820 (assuming an applicable percentage of 247.28%).

	The death benefit payable is the larger of these two amounts
	Face amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$46,250	$74,753.98
Cash Value Accumulation Test	$100,000	$61,820	$74,753.98
Here's the same example, but with a Policy Value of $75,000. Because the Policy Value has increased, the minimum death benefit is now:
•$138,750 for the guideline premium/cash value corridor test; and
•$185,460 for the cash value accumulation test.

	The death benefit payable is the larger of these two amounts
	Face amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$138,750	$63,408.64
Cash Value Accumulation Test	$100,000	$185,460	$110,003.73
Keep in mind that cost of insurance charges, which affect your Policy's value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount at Risk. As the Net Amount at Risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.
All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in Face Amount may be required, if the transaction would cause a refund of premium and/or distribution of the Policy Value in order to maintain compliance with the Section 7702 limits.
Taxation of Death Proceeds
Under Section 101(a)(1) of the Internal Revenue Code, gross income does not include amounts received under a Policy if such amounts are paid by reason of the death of the Insured. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income under Section 101(a)(2) of the Internal Revenue Code.
Under Section 101(g) of the Internal Revenue Code, certain amounts received under a Policy on the life of an Insured who qualifies as a terminally or chronically ill individual can be excluded from gross income as an amount paid by reason of the death of the Insured.
For employer-owned life insurance on the life of an Insured who is an employee, the death benefit amount excluded from gross income is limited to the premiums and other consideration paid for the life insurance if the employer is directly or indirectly a beneficiary under the Policy unless certain requirements are met. These requirements are provided in Section 101(j) of the Internal Revenue Code and would include notice and consent by the Insured of the life insurance coverage prior to the issuance of the coverage. These rules generally apply to employer-owned life insurance issued or materially changed on or after August 17, 2006.
Taxation of Maturity Proceeds
A taxable event may occur if the Net Surrender Value at maturity plus any Loan Indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the Surrender Value and the remaining premiums in the policy.
Taxation of Growth in Policy Value
Any increase in Policy Value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the Owner will be subject to income tax on annual increases in cash value.

Taxation of Policy Surrenders and Partial Surrenders (including Preferred Partial Surrenders)
A surrender or termination of the Policy may have income tax consequences. Upon surrender, the Owner(s) is not taxed on the Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any Loan Indebtedness, upon surrender or termination, is added to the Net Surrender Value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen Policy Years you make a partial surrender with a corresponding reduction in the Total Face Amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.

The increase in Policy Value of the Policy is not included in gross income unless and until there is a full surrender or partial surrender under the Policy. A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy. Transfers between the Division(s) Fixed Account and/or Fixed DCA Account are not considered as distributions from the Policy and would not be considered taxable income.

Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid at the time the loan is made.

If the Policy terminates with an outstanding loan balance, there may be tax consequences.

Taxation of Change of Owner
Transfer of ownership may have tax consequences to the Owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller/payment recipient and Internal Revenue Service (IRS) under Section 6050Y of the Internal Revenue Code. Please consult with your tax advisor before changing ownership of your life insurance policy.

Taxation of Change of Insured
For tax purposes, changing the Insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid.

Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of Policy Value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your Policy Value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is
•made after the Owner attains age 59 ½; or
•attributable to the taxpayer becoming disabled (as defined in Section 72(m)(7)); or
•part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you make a premium payment that we determine would cause your policy to be classified as a Modified Endowment

Contract under Internal Revenue Code Section 7702A, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.
Special Considerations for Life Insurance Owned by a Business Entity
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the policy beneficiary(ies) if you or the Insured dies.
Withholding
Federal withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated wage withholding rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or a lower treaty rate) on taxable distributions.
Under the Foreign Account Tax Compliance Act (FATCA), We will be required to withhold a 30% tax on taxable distributions to certain foreign entities that fail to comply with new reporting and withholding requirements designed to inform the U.S. Department of the Treasury. We may disclose the information we receive from policy owners to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a policy owner that is a foreign entity fails to provide Us with appropriate certifications or other documentation concerning its status under FATCA.
Mutual Fund Diversification
The U.S. Department of the Treasury has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the contracts. Under this Internal Revenue Code section, Separate Account investments must be adequately diversified in order for the increase in the value of contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Variable life insurance Separate Accounts are provided a special diversification exemption when investing in U.S. Treasury securities.
Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to contract holders. The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements.
GENERAL PROVISIONS

Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.
The minimum Policy Face Amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum Policy Face Amount. The increased minimum Face Amount would apply only to Policies issued after the effective date of the increase.
To issue a Policy, we require that the age of the Insured be 85 or younger as of the Policy Date. Other underwriting restrictions may apply. An applicant for the Policy must:
•furnish satisfactory evidence of insurability of the Insured; and
•meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the Face Amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned to the Owner no later than five Business Days from the date the application was rejected.
Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial premium payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.
We do not knowingly sell policies that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Policy Date
Your Policy Date is shown on the Data Pages.
Effective Date
The Policy date and the Effective Date are the same unless a backdated Policy Date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.
If the proposed Insured dies before the Effective Date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).
Statement of Values
You receive an annual statement at the end of each Policy Year. The statement will show:
•beginning and end dates of the current statement period;
•the death benefit at the end of the statement period;
•the Policy Value at the beginning and end of the statement period;
•the Surrender Value, if any, at the end of the statement period;
•all premiums paid during the statement period;
•all charges deducted during the statement period;
•any Loan Indebtedness at the end of the statement period;
•any partial surrenders made during the statement period;
•any investment gain or loss during the statement period;
•total value of each of your Divisions and the Fixed Account as of the statement period;
•if applicable, a notice that the policy may terminate without value before the end of the next statement period
•unless additional premiums are paid (assuming guaranteed interest, mortality and expense loads, and premium charges); and
•any other information required to be included in the statement under state or federal law.
You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988. We also send you the reports required by the Investment Company Act of 1940 (as amended).

Services Available via the Internet and Telephone
If you elect to use internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
•change in allocations of future premium payments;
•change in allocation of the Monthly Policy Charge;
•change to your APR instructions;
•change to your scheduled transfer instructions;
•unscheduled transfers; and
•policy loan (not available via the internet) (loan proceeds are mailed to the Owner's address of record).
If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Your instructions:
•may be given by calling us at 1-800-247-9988 between 7 a.m. and 6 p.m. Central Time on any day that the NYSE is open;
•may be given by accessing us at www.principal.com (For security purposes, you need a password to use any of the internet services, including viewing your Policy information on-line. If you don't have a password, you can obtain one at www.principal.com.);
•must be received by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day you call;
•are effective the next Business Day if not received until after the close of the NYSE; and
•from one joint Owner are binding on all joint Owners.
Instructions from one joint Owner are binding on all joint Owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.
Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the Owner’s address of record. The procedures for internet include requesting the same personal identification information as well as your password, logging all internet activity and sending written transaction confirmations to the Owner’s address of record.
Misstatement of Age or Gender
If the age or, where applicable, gender of the Insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.
Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.
Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in Face Amount, after the Policy has been in force during the lifetime of the Insured for a period of two years from the Policy Date. Any Policy Face Amount increase has its own two-year contestability period that begins on the effective date of the Adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.
Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are incorporated in the Statement of Additional Information. Those statements and related schedules have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

FINANCIAL STATEMENTS
Financial Statements for the Company and for the Separate Account are incorporated in the Statement of Additional Information.

APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Underlying Funds currently available under the Policy, which is subject to change. Before you invest, you should review the prospectuses for the Underlying Funds, as may be amended from time to time. These prospectuses contain more information about the Underlying Funds and their risks. You can find the prospectuses and other information about the Underlying Funds online at www.principal.com/VULIncomeReport. You can also request this information at no cost by calling 1-800-247-9988 or by sending an email request to lifeinsurance@principal.com.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Some of the Underlying Funds are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
Allspring VT Discovery All Cap Growth- Class 2(1)	Large US Equity	Allspring Funds Management/Allspring Global Investments, LLC	1.00%	21.00%	10.75%	12.12%
Allspring VT Index Asset Allocation- Class 2(1)	Asset Allocation	Allspring Funds Management/Allspring Global Investments, LLC	1.01%	14.87%	8.51%	7.94%
American Funds Insurance Series Global Balanced - Class 2	Asset Allocation	Capital Research and Management Company	0.76%	6.58%	4.84%	5.90%
American Funds Insurance Series Growth - Class 2	Large US Equity	Capital Research and Management Company	0.59%	31.63%	18.83%	16.58%
American Funds Insurance Series International - Class 2	International Equity	Capital Research and Management Company	0.78%	3.16%	1.23%	4.01%
American Funds Insurance Series New World - Class 2(1)	International Equity	Capital Research and Management Company	0.82%	6.56%	4.54%	6.22%
American Funds Insurance Series Washington Mutual Investors - Class 2(1)	Large US Equity	Capital Research and Management Company	0.50%	19.14%	12.18%	10.26%
BNY Mellon IP MidCap Stock - Service Class	Small/Mid US Equity	BNY Mellon Investment Adviser, Inc./Mellon Investments Corp	1.05%	12.33%	9.00%	7.22%
BNY Mellon VIF Opportunistic Small Cap - Service Class	Small/Mid US Equity	BNY Mellon Investment Adviser, Inc.	0.99%	4.36%	5.62%	6.20%
CVT Russell 2000 Small Cap Index - Class F(1)	Small/Mid US Equity	Calvert Research and Management/Ameritas Investment Partners	0.59%	11.00%	6.94%	7.24%
CVT S&P 500 Index (not available to new investors after 4/25/2014)(1)	Large US Equity	Calvert Research and Management/Ameritas Investment Partners	0.28%	24.63%	14.21%	12.76%

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
CVT S&P MidCap 400 Index - Class F(1)	Small/Mid US Equity	Calvert Research and Management/Ameritas Investment Partners	0.53%	13.29%	9.78%	9.08%
ClearBridge Mid Cap - Class I	Small/Mid US Equity	ClearBridge Investments, LLC/Legg Mason Partners Fund Advisor, LLC	0.81%	10.01%	6.61%	7.29%
DWS Small Mid Cap Value - Class B(1)	Small/Mid US Equity	DWS Investment Management Americas Inc	1.21%	5.79%	5.51%	5.20%
Fidelity VIP Contrafund - Service Class 2	Large US Equity	Fidelity Management and Research Co	0.81%	33.45%	16.74%	13.33%
Fidelity VIP Energy - Service Class 2(2)	Other - Equity Energy	Fidelity Management and Research Co	0.85%	4.02%	12.13%	4.19%
Fidelity VIP Equity-Income - Service Class 2	Large US Equity	Fidelity Management and Research Co	0.72%	15.06%	9.80%	8.95%
Fidelity VIP Extended Market Index - Service Class 2	Small/Mid US Equity	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.	0.37%	12.03%	8.53%		8.04%
Fidelity VIP Gov't Money Market - Service Class	Short-Term Fixed Income	Fidelity Management and Research Co	0.35%	5.01%	2.27%	1.55%
Fidelity VIP Growth - Service Class 2	Large US Equity	Fidelity Management and Research Co	0.81%	30.07%	18.63%	16.34%
Fidelity VIP High Income - Service Class 2	Fixed Income	Fidelity Management and Research Co	1.06%	8.62%	2.47%	3.90%
Fidelity VIP International Index - Service Class 2	International Equity	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.	0.41%	4.82%	3.83%		3.38%
Fidelity VIP Total Market Index - Service Class 2	Asset Allocation	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.	0.36%	23.38%	13.46%		13.09%
Franklin Templeton VIP Trust - Franklin Small Cap Value VIP - Class 2	Small/Mid US Equity	Franklin Mutual Advisers, LLC	0.90%	11.71%	8.36%	8.17%
Franklin Templeton VIP Trust - Templeton Global Bond VIP - Class 2(1)	Fixed Income	Franklin Advisers, Inc.	0.75%	-11.37%	-4.85%	-2.03%
Invesco VI American Franchise - Series II	Large US Equity	Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Invesco VI American Value- Series I	Small/Mid US Equity	Invesco Advisers, Inc.	0.89%	30.41%	13.69%	9.12%
Invesco VI Core Equity- Series II	Large US Equity	Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Invesco VI Health Care- Series I	Other-Health	Invesco Advisers, Inc.	0.99%	4.17%	3.64%	5.40%

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
Invesco VI Main Street Mid Cap - Series II	Small/Mid US Equity	Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Janus Henderson Series Enterprise- Service Shares	Small/Mid US Equity	Janus Capital Management LLC	0.97%	15.32%	9.61%	12.12%
Janus Henderson Global Sustainable Equity- Service	International Equity	Janus Henderson Investors US LLC	0.99%	11.01%			5.52%
Janus Henderson Series Global Technology and Innovation - Service Shares	Other-Technology	Janus Capital Management LLC	0.97%	31.76%	17.80%	19.06%
Lord Abbett Series Fund Developing Growth- Class VC(1)	Small/Mid US Equity	Lord, Abbett & Co, LLC	1.04%	22.18%	7.27%	8.59%
LVIP American Century Disciplined Core Value - Service Class	Large US Equity	Lincoln Investment Advisors Corporation, through a sub-advisory agreement with American Century Investment Management Inc.	0.96%	12.84%	7.91%	7.97%
LVIP American Century Inflation Protection - Service Class	Inflation-Protected Bond	Lincoln Investment Advisors Corporation, through a sub-advisory agreement with American Century Investment Management Inc.	0.72%	1.54%	1.22%	1.73%
LVIP American Century Mid Cap Value - Service Class	Small/Mid US Equity	Lincoln Investment Advisors Corporation, through a sub-advisory agreement with American Century Investment Management Inc.	1.01%	8.52%	7.13%	7.87%
LVIP American Century Ultra - Service Class	Large US Equity	Lincoln Investment Advisors Corporation, through a sub-advisory agreement with American Century Investment Management Inc.	0.90%	28.62%	18.01%	16.29%
LVIP American Century Value - Service Class	Large US Equity	Lincoln Investment Advisors Corporation, through a sub-advisory agreement with American Century Investment Management Inc.	0.86%	9.29%	8.41%	8.01%
Macquarie VIP Small Cap Value - Service Class	Small/Mid US Equity	Delaware Management Company	1.04%	11.02%	6.83%	7.30%
MFS Blended Research Small Cap Equity- Service Class	Small/Mid US Equity	Massachusetts Financial Services Company	0.82%	4.65%	5.94%	7.75%

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
MFS Mid Cap Value- Service Class	Small/Mid US Equity	Massachusetts Financial Services Company	1.04%	13.52%	9.47%	8.78%
MFS New Discovery- Service Class(1)	Small/Mid US Equity	Massachusetts Financial Services Company	1.12%	6.44%	4.71%	8.92%
MFS New Discovery Value - Service Class(1)	Small/Mid US Equity	Massachusetts Financial Services Company	1.13%	9.18%	8.40%	9.67%
Principal Variable Contracts Funds ("PVC") Core Plus Bond- Class 1	Fixed Income	Principal Global Investors	0.49%	0.90%	-0.09%	1.58%
PVC Diversified Balanced - Class 1	Balanced/Asset Allocation	Principal Global Investors	0.23%	9.86%	6.03%	6.27%
PVC Diversified International- Class 1	International Equity	Principal Global Investors	0.85%	4.71%	4.64%	5.06%
PVC Equity Income- Class 1	Large US Equity	Principal Global Investors	0.48%	15.50%	8.43%	9.48%
PVC Global Emerging Markets- Class 1(1)	International Equity	Principal Global Investors	1.14%	6.51%	2.14%	3.21%
PVC Government & High Quality Bond- Class 1	Fixed Income	Principal Global Investors	0.50%	0.62%	-1.18%	0.57%
PVC LargeCap Growth I- Class 1(1)	Large US Equity	Principal Global Investors/T. Rowe Price Associates, Inc. and Brown Advisory, LLC	0.67%	25.14%	13.93%	14.63%
PVC LargeCap S&P 500 Index- Class 1	Large US Equity	Principal Global Investors	0.67%	24.74%	14.23%	12.80%
PVC MidCap- Class 1	Small/Mid US Equity	Principal Global Investors	0.53%	20.27%	11.65%	12.57%
PVC Principal Capital Appreciation- Class 1	Large US Equity	Principal Global Investors	0.63%	25.85%	14.84%	13.15%
PVC Principal LifeTime 2020- Class 1	Asset Allocation	Principal Global Investors	0.50%	7.43%	4.94%	5.51%
PVC Principal LifeTime 2030- Class 1	Asset Allocation	Principal Global Investors	0.52%	9.05%	6.22%	6.63%
PVC Principal LifeTime 2040- Class 1	Asset Allocation	Principal Global Investors	0.58%	11.55%	7.66%	7.69%
PVC Principal LifeTime 2050- Class 1	Asset Allocation	Principal Global Investors	0.62%	13.29%	8.62%	8.38%
PVC Principal LifeTime 2060- Class 1(1)	Asset Allocation	Principal Global Investors	0.64%	13.28%	8.76%	8.49%
PVC Principal LifeTime Strategic Income- Class 1	Asset Allocation	Principal Global Investors	0.50%	6.71%	3.45%	3.85%
PVC Real Estate Securities- Class 1	Small/Mid US Equity	Principal Global Investors	0.79%	5.59%	3.90%	6.25%
PVC SAM Balanced- Class 1	Asset Allocation	Principal Global Investors	0.70%	12.62%	6.75%	6.79%
PVC SAM Conservative Balanced- Class 1	Asset Allocation	Principal Global Investors	0.67%	8.97%	4.65%	5.14%
PVC SAM Conservative Growth- Class 1	Asset Allocation	Principal Global Investors	0.73%	15.23%	8.50%	8.25%
PVC SAM Flexible Income- Class 1	Asset Allocation	Principal Global Investors	0.65%	6.69%	3.06%	3.98%
PVC SAM Strategic Growth- Class 1	Asset Allocation	Principal Global Investors	0.75%	17.02%	9.88%	9.07%
PVC Short-Term Income- Class 1	Short-Term Fixed Income	Principal Global Investors	0.41%	5.09%	1.92%	2.05%
PVC SmallCap- Class 1	Small/Mid US Equity	Principal Global Investors	0.84%	6.99%	7.57%	8.03%

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr	Since Inception
Putnam VT Small Cap Value - Class 1B	Small/Mid US Equity	Putnam Investment Management LLC	0.89%	6.20%	10.71%	8.10%
Putnam VT Small Cap Growth - Class 1B	Small/Mid US Equity	Putnam Investment Management LLC	0.80%	23.33%	12.97%	9.64%
Putnam VT Large Cap Growth - Class 1B	Large US Equity	Putnam Investment Management LLC	1.13%	33.41%	17.91%	16.21%
TOPS Managed Risk Balanced ETF- Class 2	Asset Allocation	Milliman Financial Risk Management, LLC/ ValMark Advisers, Inc.	0.76%	6.09%	3.23%	3.54%
TOPS Managed Risk Growth ETF- Class 2	Asset Allocation	Milliman Financial Risk Management, LLC/ ValMark Advisers, Inc.	0.75%	7.71%	4.11%	3.96%
TOPS Managed Risk Moderate Growth ETF- Class 2	Asset Allocation	Milliman Financial Risk Management, LLC/ ValMark Advisers, Inc.	0.75%	7.58%	3.88%	3.99%
VanEck VIP Global Resources- Class S	Other-Natural Resources	Van Eck Associates Corp	1.30%	-3.09%	7.28%	0.57%
Wanger International(1)	International Equity	Columbia Wanger Asset Management, LLC	1.08%	-8.25%	-0.72%	3.07%

(1)     The current expense ratio for this Underlying Fund reflects expense reimbursements and/or fee waiver arrangements reported in the Underlying Fund’s registration statement. Such arrangements may be terminated, and therefore, reflect temporary fee reductions.
(2)     Investment option will be available on May 31, 2025.

APPENDIX A

SURRENDER TARGET PREMIUMS

SURRENDER CHARGE

APPLICABLE PERCENTAGE TABLE

Age at issue or face amount increase	Policy written in approved states
0 - 55	130%
56	130%
57	130%
58	130%
59	130%
60	130%
61	130%
62	130%
63	130%
64	130%
65	130%
66	128%
67	126%
68	124%
69	122%
70	120%
71	118%
72	116%
73	114%
74	112%
75	109%
76	105%
77	101%
78	97%
79	93%
80	90%
81	88%
82	86%
83	84%
84	82%
85	78%

SURRENDER TARGET PREMIUMS

SURRENDER TARGET PREMIUMS (per $1,000 Policy Face Amount)
Issue Age	Male	Female	Unisex	Issue Age	Male	Female	Unisex
0	$2.18	$1.74	$2.09	43	$13.66	$10.40	$13.01
1	2.18	1.74	2.09	44	14.29	10.88	13.61
2	2.18	1.74	2.09	45	14.91	11.37	14.20
3	2.18	1.74	2.09	46	15.89	11.86	15.08
4	2.18	1.74	2.09	47	16.86	12.35	15.96
5	2.18	1.74	2.09	48	17.84	12.85	16.84
6	2.18	1.74	2.09	49	18.81	13.34	17.72
7	2.18	1.74	2.09	50	19.79	13.83	18.60
8	2.18	1.74	2.09	51	20.77	14.32	19.48
9	2.18	1.74	2.09	52	21.74	14.81	20.35
10	2.18	1.74	2.09	53	22.72	15.30	21.24
11	2.29	1.83	2.20	54	23.69	15.79	22.11
12	2.40	1.91	2.30	55	24.67	16.28	22.99
13	2.51	2.00	2.41	56	25.91	17.56	24.24
14	2.62	2.08	2.51	57	27.16	18.85	25.50
15	2.73	2.17	2.62	58	28.40	20.13	26.75
16	2.96	2.36	2.84	59	29.65	21.42	28.00
17	3.20	2.54	3.07	60	30.89	22.70	29.25
18	3.43	2.73	3.29	61	32.13	23.98	30.50
19	3.67	2.91	3.52	62	33.38	25.27	31.76
20	3.90	3.10	3.74	63	34.62	26.55	33.01
21	3.92	3.11	3.76	64	35.87	27.84	34.26
22	3.94	3.13	3.78	65	37.11	29.12	35.51
23	3.95	3.14	3.79	66	37.47	29.68	35.91
24	3.97	3.16	3.81	67	37.83	30.25	36.31
25	3.99	3.17	3.83	68	38.19	30.81	36.71
26	4.46	3.50	4.27	69	38.55	31.37	37.11
27	4.93	3.84	4.71	70	38.91	31.94	37.52
28	5.39	4.17	5.15	71	39.46	32.50	38.07
29	5.86	4.51	5.59	72	40.02	33.06	38.63
30	6.33	4.84	6.03	73	40.58	33.62	39.19
31	6.80	5.17	6.47	74	41.14	34.19	39.75
32	7.26	5.51	6.91	75	41.70	34.75	40.31
33	7.73	5.84	7.35	76	43.10	35.92	41.66
34	8.19	6.18	7.79	77	44.49	37.08	43.01
35	8.66	6.51	8.23	78	45.88	38.24	44.35
36	9.29	7.00	8.83	79	47.27	39.40	45.70
37	9.91	7.48	9.42	80	48.66	40.56	47.04
38	10.54	7.97	10.03	81	50.05	41.73	48.39
39	11.16	8.45	10.62	82	51.44	42.89	49.73
40	11.79	8.94	11.22	83	52.83	44.05	51.07
41	12.41	9.43	11.81	84	54.22	45.21	52.42
42	13.04	9.91	12.41	85	55.61	46.37	53.76

APPENDIX B
APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)
Guideline Premium/Cash Value Corridor Test

Insured's Attained Age	Percentage of Policy Value	Insured's Attained Age	Percentage of Policy Value	Insured's Attained Age	Percentage of Policy Value
0-40	250.00	53	164.00	66	119.00
41	243.00	54	157.00	67	118.00
42	236.00	55	150.00	68	117.00
43	229.00	56	146.00	69	116.00
44	222.00	57	142.00	70	115.00
45	215.00	58	138.00	71	113.00
46	209.00	59	134.00	72	111.00
47	203.00	60	130.00	73	109.00
48	197.00	61	128.00	74	107.00
49	191.00	62	126.00	75 -90	105.00
50	185.00	63	124.00	91	104.00
51	178.00	64	122.00	92	103.00
52	171.00	65	120.00	93	102.00
				94+	101.00

Cash Value Accumulation Test (percentage of Policy Value) – Male

	Preferred
Class:	Standard	A	B	C	D	E	F	G	H
Age:	100%	150%	175%	200%	250%	300%	350%	400%	500%
0	1149.84%	925.16%	850.84%	790.94%	699.51%	632.30%	580.34%	538.72%	475.69%
1	1155.45%	937.32%	864.92%	806.45%	716.98%	650.98%	599.80%	558.69%	496.21%
2	1123.44%	913.30%	843.49%	787.10%	700.74%	636.98%	587.51%	547.74%	487.26%
3	1091.06%	888.69%	821.42%	767.05%	683.75%	622.21%	574.43%	535.99%	477.49%
4	1059.18%	864.32%	799.51%	747.12%	666.79%	607.41%	561.28%	524.16%	467.61%
5	1027.61%	840.04%	777.62%	727.14%	649.71%	592.44%	547.93%	512.08%	457.45%
6	996.23%	815.71%	755.61%	706.99%	632.38%	577.17%	534.24%	499.65%	446.90%
7	965.20%	791.49%	733.64%	686.82%	614.95%	561.75%	520.35%	486.99%	436.08%
8	934.41%	767.29%	711.60%	666.53%	597.32%	546.06%	506.17%	474.00%	424.90%
9	904.09%	743.31%	689.72%	646.34%	579.71%	530.34%	491.90%	460.90%	413.55%
10	874.41%	719.75%	668.19%	626.43%	562.29%	514.75%	477.72%	447.85%	402.21%
11	845.46%	696.70%	647.08%	606.91%	545.17%	499.39%	463.73%	434.95%	390.96%
12	817.53%	674.45%	626.72%	588.05%	528.63%	484.56%	450.21%	422.48%	380.08%
13	790.81%	653.19%	607.27%	570.06%	512.87%	470.43%	437.35%	410.63%	369.77%
14	765.52%	633.16%	588.97%	553.18%	498.12%	457.26%	425.39%	399.65%	360.25%
15	741.63%	614.33%	571.83%	537.38%	484.39%	445.04%	414.34%	389.53%	351.55%
16	719.11%	596.70%	555.81%	522.66%	471.66%	433.77%	404.19%	380.29%	343.66%
17	697.84%	580.14%	540.81%	508.92%	459.84%	423.35%	394.87%	371.83%	336.51%
18	677.63%	564.47%	526.65%	495.98%	448.75%	413.64%	386.20%	364.00%	329.95%
19	658.19%	549.43%	513.07%	483.58%	438.15%	404.36%	377.95%	356.57%	323.76%
20	639.37%	534.87%	499.92%	471.57%	427.89%	395.39%	369.97%	349.40%	317.80%
21	621.01%	520.61%	487.03%	459.79%	417.81%	386.56%	362.12%	342.32%	311.91%
22	603.00%	506.56%	474.31%	448.14%	407.80%	377.76%	354.27%	335.24%	305.99%
23	585.25%	492.64%	461.66%	436.52%	397.78%	368.92%	346.35%	328.06%	299.94%
24	567.76%	478.82%	449.08%	424.94%	387.73%	360.02%	338.34%	320.77%	293.76%
25	550.50%	465.11%	436.55%	413.38%	377.66%	351.05%	330.24%	313.37%	287.43%
26	533.49%	451.50%	424.08%	401.84%	367.55%	342.01%	322.03%	305.84%	280.93%
27	516.76%	438.04%	411.72%	390.37%	357.45%	332.95%	313.77%	298.23%	274.33%
28	500.37%	424.80%	399.53%	379.03%	347.44%	323.92%	305.52%	290.61%	267.68%
29	484.35%	411.79%	387.54%	367.86%	337.55%	314.98%	297.32%	283.02%	261.02%
30	468.73%	399.07%	375.79%	356.91%	327.82%	306.16%	289.22%	275.50%	254.40%
31	453.53%	386.65%	364.31%	346.19%	318.27%	297.49%	281.25%	268.08%	247.85%
32	438.79%	374.58%	353.14%	335.74%	308.96%	289.03%	273.44%	260.82%	241.42%
33	424.48%	362.84%	342.26%	325.57%	299.87%	280.75%	265.81%	253.70%	235.10%
34	410.64%	351.47%	331.72%	315.71%	291.05%	272.71%	258.38%	246.77%	228.94%
35	397.25%	340.46%	321.50%	306.14%	282.49%	264.90%	251.15%	240.03%	222.94%
36	384.33%	329.81%	311.63%	296.88%	274.20%	257.33%	244.15%	233.49%	217.11%
37	371.86%	319.54%	302.08%	287.94%	266.18%	250.01%	237.38%	227.15%	211.47%
38	359.85%	309.63%	292.89%	279.32%	258.46%	242.95%	230.84%	221.05%	206.02%
39	348.28%	300.10%	284.04%	271.03%	251.02%	236.15%	224.55%	215.17%	200.77%
40	337.17%	290.93%	275.53%	263.05%	243.87%	229.62%	218.50%	209.51%	195.73%
41	326.48%	282.12%	267.35%	255.38%	237.00%	223.35%	212.70%	204.09%	190.90%
42	316.22%	273.67%	259.50%	248.03%	230.41%	217.33%	207.14%	198.89%	186.27%
43	306.36%	265.54%	251.96%	240.97%	224.08%	211.56%	201.79%	193.91%	181.83%
44	296.89%	257.74%	244.72%	234.19%	218.01%	206.02%	196.68%	189.13%	177.58%
45	287.78%	250.25%	237.77%	227.68%	212.19%	200.71%	191.76%	184.54%	173.50%
46	279.04%	243.05%	231.09%	221.43%	206.59%	195.61%	187.05%	180.15%	169.60%
47	270.63%	236.13%	224.68%	215.42%	201.22%	190.71%	182.53%	175.93%	165.85%
48	262.54%	229.48%	218.51%	209.64%	196.05%	186.00%	178.18%	171.87%	162.25%
49	254.76%	223.07%	212.57%	204.08%	191.08%	181.46%	173.99%	167.97%	158.78%
50	247.28%	216.92%	206.86%	198.73%	186.30%	177.11%	169.96%	164.22%	155.45%

	Preferred
Class:	Standard	A	B	C	D	E	F	G	H
Age:	100%	150%	175%	200%	250%	300%	350%	400%	500%
51	240.08%	210.99%	201.36%	193.59%	181.69%	172.91%	166.09%	160.60%	152.24%
52	233.17%	205.31%	196.09%	188.65%	177.28%	168.89%	162.38%	157.14%	149.17%
53	226.54%	199.86%	191.04%	183.93%	173.06%	165.04%	158.83%	153.84%	146.24%
54	220.19%	194.64%	186.21%	179.41%	169.02%	161.37%	155.45%	150.69%	143.45%
55	214.12%	189.67%	181.60%	175.10%	165.18%	157.88%	152.23%	147.70%	140.81%
56	208.30%	184.91%	177.20%	170.99%	161.52%	154.56%	149.17%	144.85%	138.30%
57	202.74%	180.36%	172.99%	167.06%	158.03%	151.39%	146.26%	142.15%	135.93%
58	197.41%	176.01%	168.97%	163.31%	154.69%	148.37%	143.49%	139.58%	133.66%
59	192.30%	171.83%	165.11%	159.71%	151.50%	145.48%	140.83%	137.12%	131.50%
60	187.39%	167.83%	161.41%	156.26%	148.43%	142.70%	138.29%	134.76%	129.43%
61	182.68%	163.99%	157.87%	152.96%	145.50%	140.05%	135.86%	132.51%	127.46%
62	178.18%	160.32%	154.48%	149.80%	142.70%	137.52%	133.53%	130.35%	125.57%
63	173.87%	156.81%	151.24%	146.78%	140.03%	135.10%	131.32%	128.31%	123.78%
64	169.75%	153.47%	148.17%	143.92%	137.50%	132.82%	129.23%	126.38%	122.09%
65	165.83%	150.30%	145.24%	141.20%	135.10%	130.66%	127.26%	124.56%	120.51%
66	162.10%	147.29%	142.47%	138.63%	132.83%	128.62%	125.40%	122.85%	119.02%
67	158.55%	144.42%	139.84%	136.18%	130.68%	126.69%	123.65%	121.23%	117.62%
68	155.15%	141.69%	137.33%	133.86%	128.64%	124.86%	121.98%	119.70%	116.30%
69	151.90%	139.08%	134.93%	131.64%	126.68%	123.11%	120.39%	118.25%	115.05%
70	148.80%	136.58%	132.64%	129.51%	124.82%	121.44%	118.88%	116.85%	113.85%
71	145.83%	134.19%	130.45%	127.48%	123.04%	119.85%	117.43%	115.52%	112.70%
72	143.00%	131.93%	128.37%	125.56%	121.35%	118.33%	116.05%	114.26%	111.61%
73	140.33%	129.79%	126.41%	123.74%	119.76%	116.91%	114.76%	113.07%	110.58%
74	137.81%	127.78%	124.58%	122.05%	118.28%	115.59%	113.56%	111.97%	109.63%
75	135.45%	125.92%	122.88%	120.48%	116.91%	114.37%	112.46%	110.97%	108.77%
76	133.24%	124.18%	121.30%	119.03%	115.66%	113.26%	111.46%	110.05%	107.99%
77	131.17%	122.56%	119.83%	117.68%	114.50%	112.24%	110.54%	109.22%	107.28%
78	129.21%	121.05%	118.46%	116.43%	113.42%	111.29%	109.70%	108.45%	106.64%
79	127.36%	119.61%	117.16%	115.24%	112.41%	110.40%	108.90%	107.74%	106.04%
80	125.59%	118.24%	115.93%	114.11%	111.44%	109.56%	108.15%	107.06%	105.47%
81	123.91%	116.94%	114.75%	113.04%	110.52%	108.76%	107.44%	106.42%	104.93%
82	122.31%	115.71%	113.64%	112.02%	109.65%	107.99%	106.76%	105.80%	104.42%
83	120.81%	114.55%	112.60%	111.07%	108.83%	107.27%	106.11%	105.22%	103.93%
84	119.41%	113.48%	111.63%	110.19%	108.08%	106.61%	105.52%	104.69%	103.48%
85	118.11%	112.50%	110.75%	109.38%	107.39%	106.01%	104.99%	104.20%	103.07%
86	116.91%	111.61%	109.95%	108.65%	106.77%	105.47%	104.51%	103.77%	102.71%
87	115.79%	110.79%	109.21%	107.99%	106.21%	104.98%	104.08%	103.38%	102.39%
88	114.74%	110.03%	108.55%	107.39%	105.71%	104.55%	103.69%	103.04%	102.11%
89	113.74%	109.32%	107.93%	106.84%	105.25%	104.15%	103.34%	102.73%	101.97%
90	112.77%	108.65%	107.34%	106.32%	104.82%	103.78%	103.02%	102.44%	101.00%
91	111.80%	108.00%	106.78%	105.82%	104.42%	103.44%	102.72%	102.18%	101.00%
92	110.82%	107.34%	106.22%	105.33%	104.02%	103.11%	102.44%	101.97%	101.00%
93	109.79%	106.66%	105.64%	104.82%	103.62%	102.78%	102.16%	101.00%	101.00%
94	108.68%	105.91%	105.00%	104.27%	103.19%	102.42%	101.97%	101.00%	101.00%
95	107.47%	105.07%	104.28%	103.64%	102.69%	102.01%	101.00%	101.00%	101.00%
96	106.16%	104.13%	103.48%	102.92%	102.13%	101.97%	101.00%	101.00%	101.00%
97	104.76%	103.10%	102.60%	102.13%	101.97%	101.00%	101.00%	101.00%	101.00%
98	103.33%	102.02%	101.97%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
99	101.97%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100+	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Cash Value Accumulation Test (percentage of Policy Value) – Female

	Preferred
Class:	Standard	A	B	C	D	E	F	G	H
Age:	100%	150%	175%	200%	250%	300%	350%	400%	500%
0	1395.60%	1124.36%	1033.71%	960.39%	848.10%	765.33%	701.27%	649.92%	572.16%
1	1393.15%	1130.47%	1042.37%	970.97%	861.35%	780.29%	717.38%	666.83%	590.05%
2	1354.50%	1101.50%	1016.57%	947.70%	841.88%	763.57%	702.74%	653.83%	579.47%
3	1315.50%	1071.92%	990.08%	923.68%	821.60%	745.99%	687.23%	639.94%	568.00%
4	1276.92%	1042.45%	963.62%	899.63%	801.19%	728.23%	671.48%	625.80%	556.23%
5	1238.81%	1013.17%	937.24%	875.59%	780.70%	710.32%	655.55%	611.43%	544.21%
6	1201.35%	984.24%	911.13%	851.75%	760.31%	692.44%	639.59%	597.01%	532.08%
7	1164.31%	955.44%	885.07%	827.89%	739.79%	674.38%	623.41%	582.33%	519.64%
8	1128.00%	927.08%	859.36%	804.31%	719.46%	656.42%	607.28%	567.65%	507.16%
9	1092.31%	899.07%	833.90%	780.91%	699.21%	638.47%	591.12%	552.91%	494.56%
10	1057.39%	871.55%	808.85%	757.85%	679.19%	620.69%	575.06%	538.23%	481.96%
11	1023.24%	844.54%	784.21%	735.14%	659.42%	603.09%	559.13%	523.64%	469.39%
12	990.07%	818.23%	760.20%	712.98%	640.11%	585.87%	543.52%	509.33%	457.04%
13	958.00%	792.78%	736.96%	691.54%	621.40%	569.18%	528.40%	495.45%	445.06%
14	926.99%	768.15%	714.46%	670.77%	603.27%	553.00%	513.73%	482.00%	433.43%
15	897.15%	744.45%	692.82%	650.78%	585.84%	537.45%	499.64%	469.07%	422.27%
16	868.40%	721.62%	671.97%	631.54%	569.06%	522.48%	486.08%	456.64%	411.55%
17	840.70%	699.61%	651.87%	612.99%	552.88%	508.06%	473.01%	444.66%	401.23%
18	813.97%	678.38%	632.48%	595.09%	537.27%	494.14%	460.41%	433.11%	391.27%
19	788.06%	657.76%	613.64%	577.69%	522.08%	480.59%	448.12%	421.84%	381.55%
20	762.99%	637.79%	595.38%	560.82%	507.35%	467.43%	436.19%	410.90%	372.11%
21	738.68%	618.38%	577.63%	544.40%	492.99%	454.60%	424.55%	400.21%	362.87%
22	715.05%	599.48%	560.31%	528.38%	478.96%	442.04%	413.13%	389.71%	353.78%
23	692.09%	581.06%	543.43%	512.74%	465.23%	429.74%	401.94%	379.41%	344.84%
24	669.78%	563.13%	526.97%	497.48%	451.82%	417.70%	390.96%	369.30%	336.05%
25	648.14%	545.70%	510.96%	482.63%	438.74%	405.94%	380.24%	359.41%	327.43%
26	627.11%	528.72%	495.35%	468.13%	425.96%	394.44%	369.73%	349.71%	318.95%
27	606.71%	512.22%	480.16%	454.01%	413.50%	383.20%	359.46%	340.21%	310.64%
28	586.92%	496.17%	465.39%	440.27%	401.34%	372.24%	349.42%	330.92%	302.49%
29	567.76%	480.61%	451.04%	426.91%	389.52%	361.56%	339.63%	321.85%	294.53%
30	549.18%	465.50%	437.10%	413.93%	378.02%	351.15%	330.08%	313.00%	286.74%
31	531.21%	450.86%	423.59%	401.33%	366.84%	341.03%	320.79%	304.38%	279.15%
32	513.81%	436.66%	410.48%	389.10%	355.98%	331.19%	311.75%	295.98%	271.74%
33	496.96%	422.89%	397.75%	377.23%	345.42%	321.61%	302.94%	287.79%	264.51%
34	480.65%	409.53%	385.39%	365.69%	335.14%	312.28%	294.35%	279.80%	257.43%
35	464.89%	396.62%	373.45%	354.53%	325.20%	303.25%	286.03%	272.05%	250.57%
36	449.66%	384.12%	361.87%	343.71%	315.55%	294.48%	277.94%	264.52%	243.89%
37	434.98%	372.07%	350.72%	333.29%	306.25%	286.02%	270.14%	257.26%	237.45%
38	420.85%	360.48%	339.98%	323.25%	297.30%	277.88%	262.63%	250.26%	231.25%
39	407.27%	349.33%	329.66%	313.60%	288.70%	270.06%	255.43%	243.55%	225.29%
40	394.23%	338.64%	319.77%	304.36%	280.46%	262.57%	248.53%	237.14%	219.61%
41	381.72%	328.39%	310.29%	295.51%	272.58%	255.41%	241.94%	231.01%	214.19%
42	369.72%	318.57%	301.21%	287.03%	265.04%	248.58%	235.65%	225.16%	209.03%
43	358.21%	309.16%	292.51%	278.91%	257.83%	242.04%	229.64%	219.58%	204.11%
44	347.14%	300.11%	284.14%	271.11%	250.90%	235.76%	223.88%	214.23%	199.39%
45	336.48%	291.40%	276.10%	263.61%	244.23%	229.72%	218.33%	209.09%	194.87%
46	326.22%	283.02%	268.35%	256.38%	237.82%	223.92%	213.00%	204.14%	190.52%
47	316.33%	274.93%	260.88%	249.41%	231.63%	218.31%	207.86%	199.38%	186.32%
48	306.78%	267.12%	253.67%	242.69%	225.66%	212.91%	202.90%	194.77%	182.27%
49	297.58%	259.60%	246.71%	236.20%	219.90%	207.69%	198.11%	190.33%	178.37%
50	288.71%	252.34%	240.01%	229.94%	214.34%	202.66%	193.49%	186.05%	174.61%

	Preferred
Class:	Standard	A	B	C	D	E	F	G	H
Age:	100%	150%	175%	200%	250%	300%	350%	400%	500%
51	280.16%	245.35%	233.54%	223.92%	208.99%	197.82%	189.05%	181.93%	170.99%
52	271.93%	238.60%	227.31%	218.10%	203.83%	193.15%	184.77%	177.97%	167.51%
53	263.99%	232.11%	221.31%	212.50%	198.86%	188.65%	180.65%	174.15%	164.16%
54	256.36%	225.87%	215.54%	207.13%	194.09%	184.34%	176.70%	170.49%	160.96%
55	249.00%	219.85%	209.99%	201.95%	189.50%	180.20%	172.90%	166.98%	157.89%
56	241.92%	214.06%	204.64%	196.96%	185.08%	176.20%	169.25%	163.61%	154.94%
57	235.07%	208.46%	199.46%	192.14%	180.81%	172.34%	165.71%	160.34%	152.09%
58	228.45%	203.02%	194.44%	187.45%	176.65%	168.59%	162.27%	157.16%	149.31%
59	222.01%	197.74%	189.55%	182.88%	172.59%	164.91%	158.90%	154.04%	146.57%
60	215.77%	192.59%	184.78%	178.43%	168.62%	161.31%	155.60%	150.97%	143.88%
61	209.70%	187.58%	180.14%	174.08%	164.75%	157.79%	152.36%	147.96%	141.23%
62	203.84%	182.74%	175.64%	169.87%	160.98%	154.37%	149.21%	145.03%	138.65%
63	198.20%	178.06%	171.30%	165.81%	157.36%	151.07%	146.17%	142.21%	136.15%
64	192.79%	173.59%	167.16%	161.93%	153.90%	147.93%	143.27%	139.52%	133.78%
65	187.61%	169.33%	163.20%	158.24%	150.60%	144.94%	140.53%	136.98%	131.55%
66	182.67%	165.26%	159.43%	154.72%	147.47%	142.11%	137.93%	134.57%	129.45%
67	177.93%	161.37%	155.83%	151.36%	144.49%	139.41%	135.46%	132.29%	127.45%
68	173.38%	157.62%	152.37%	148.12%	141.62%	136.82%	133.09%	130.10%	125.55%
69	168.99%	154.01%	149.02%	145.00%	138.84%	134.30%	130.79%	127.97%	123.69%
70	164.74%	150.50%	145.77%	141.96%	136.14%	131.86%	128.55%	125.89%	121.87%
71	160.64%	147.11%	142.63%	139.02%	133.52%	129.48%	126.36%	123.87%	120.10%
72	156.70%	143.86%	139.61%	136.20%	131.00%	127.19%	124.26%	121.91%	118.38%
73	152.93%	140.75%	136.73%	133.50%	128.60%	125.01%	122.25%	120.05%	116.74%
74	149.37%	137.82%	134.02%	130.96%	126.34%	122.96%	120.37%	118.31%	115.21%
75	146.01%	135.06%	131.47%	128.59%	124.23%	121.05%	118.62%	116.69%	113.80%
76	142.84%	132.48%	129.09%	126.37%	122.27%	119.29%	117.01%	115.21%	112.51%
77	139.87%	130.07%	126.87%	124.31%	120.45%	117.66%	115.53%	113.84%	111.33%
78	137.06%	127.80%	124.78%	122.38%	118.76%	116.14%	114.15%	112.58%	110.24%
79	134.40%	125.66%	122.82%	120.56%	117.16%	114.72%	112.86%	111.40%	109.23%
80	131.87%	123.63%	120.96%	118.84%	115.66%	113.38%	111.65%	110.29%	108.28%
81	129.49%	121.72%	119.21%	117.22%	114.24%	112.11%	110.51%	109.24%	107.38%
82	127.23%	119.92%	117.56%	115.69%	112.91%	110.93%	109.43%	108.26%	106.54%
83	125.12%	118.24%	116.03%	114.28%	111.67%	109.82%	108.44%	107.35%	105.76%
84	123.16%	116.70%	114.62%	112.98%	110.54%	108.82%	107.53%	106.53%	105.06%
85	121.34%	115.28%	113.33%	111.79%	109.52%	107.91%	106.71%	105.78%	104.42%
86	119.66%	113.98%	112.15%	110.72%	108.59%	107.09%	105.98%	105.11%	103.86%
87	118.10%	112.79%	111.08%	109.74%	107.75%	106.36%	105.32%	104.52%	103.36%
88	116.64%	111.69%	110.10%	108.85%	107.00%	105.70%	104.73%	103.99%	102.91%
89	115.27%	110.68%	109.20%	108.03%	106.31%	105.10%	104.20%	103.51%	102.51%
90	113.97%	109.73%	108.36%	107.27%	105.67%	104.55%	103.72%	103.07%	102.16%
91	112.71%	108.83%	107.56%	106.56%	105.08%	104.04%	103.27%	102.68%	101.97%
92	111.48%	107.95%	106.80%	105.88%	104.52%	103.57%	102.85%	102.31%	101.00%
93	110.24%	107.08%	106.04%	105.21%	103.98%	103.11%	102.46%	101.97%	101.00%
94	108.97%	106.19%	105.27%	104.53%	103.43%	102.64%	102.06%	101.00%	101.00%
95	107.64%	105.23%	104.44%	103.80%	102.84%	102.16%	101.97%	101.00%	101.00%
96	106.24%	104.21%	103.56%	103.01%	102.21%	101.97%	101.00%	101.00%	101.00%
97	104.79%	103.13%	102.64%	102.17%	101.97%	101.00%	101.00%	101.00%	101.00%
98	103.34%	102.04%	101.97%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
99	101.97%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100+	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Cash Value Accumulation Test (percentage of Policy Value) - Unisex

	Preferred
Class:	Standard	A	B	C	D	E	F	G	H
Age:	100%	150%	175%	200%	250%	300%	350%	400%	500%
0	1191.15%	957.67%	880.43%	818.20%	723.24%	653.47%	599.55%	556.37%	491.01%
1	1195.60%	968.93%	893.69%	832.96%	740.05%	671.55%	618.47%	575.85%	511.10%
2	1162.59%	944.21%	871.66%	813.07%	723.38%	657.21%	605.89%	564.66%	501.97%
3	1129.04%	918.72%	848.80%	792.32%	705.80%	641.92%	592.36%	552.50%	491.87%
4	1096.00%	893.49%	826.13%	771.68%	688.25%	626.62%	578.76%	540.26%	481.65%
5	1063.29%	868.33%	803.45%	750.99%	670.57%	611.12%	564.94%	527.77%	471.14%
6	1030.86%	843.22%	780.74%	730.21%	652.72%	595.40%	550.85%	514.98%	460.30%
7	998.77%	818.20%	758.05%	709.39%	634.74%	579.50%	536.54%	501.95%	449.18%
8	967.08%	793.34%	735.45%	688.60%	616.70%	563.48%	522.08%	488.72%	437.81%
9	935.84%	768.70%	712.98%	667.89%	598.66%	547.39%	507.50%	475.34%	426.26%
10	905.25%	744.47%	690.85%	647.45%	580.81%	531.43%	493.00%	462.02%	414.70%
11	875.40%	720.75%	669.16%	627.39%	563.24%	515.70%	478.68%	448.82%	403.21%
12	846.55%	697.79%	648.16%	607.97%	546.21%	500.44%	464.79%	436.02%	392.06%
13	818.96%	675.88%	628.12%	589.45%	530.01%	485.93%	451.59%	423.88%	381.51%
14	792.71%	655.09%	609.14%	571.92%	514.71%	472.27%	439.19%	412.49%	371.65%
15	767.84%	635.49%	591.28%	555.47%	500.40%	459.53%	427.67%	401.93%	362.56%
16	744.34%	617.06%	574.54%	540.08%	487.07%	447.72%	417.02%	392.23%	354.26%
17	722.05%	599.66%	558.75%	525.60%	474.59%	436.70%	407.13%	383.24%	346.64%
18	700.81%	583.14%	543.80%	511.91%	462.83%	426.36%	397.89%	374.87%	339.59%
19	680.33%	567.23%	529.41%	498.74%	451.52%	416.43%	389.02%	366.85%	332.86%
20	660.51%	551.81%	515.46%	485.97%	440.56%	406.80%	380.43%	359.09%	326.35%
21	641.23%	536.78%	501.85%	473.50%	429.86%	397.39%	372.02%	351.49%	319.98%
22	622.33%	522.00%	488.43%	461.19%	419.25%	388.04%	363.65%	343.90%	313.59%
23	603.74%	507.36%	475.11%	448.95%	408.64%	378.66%	355.21%	336.24%	307.09%
24	585.45%	492.88%	461.91%	436.78%	398.07%	369.26%	346.74%	328.50%	300.49%
25	567.49%	478.59%	448.84%	424.71%	387.53%	359.86%	338.23%	320.72%	293.81%
26	549.81%	464.44%	435.87%	412.70%	377.00%	350.43%	329.66%	312.84%	287.00%
27	532.48%	450.50%	423.07%	400.82%	366.54%	341.04%	321.09%	304.94%	280.14%
28	515.51%	436.78%	410.45%	389.09%	356.18%	331.69%	312.55%	297.05%	273.24%
29	498.95%	423.35%	398.07%	377.56%	345.97%	322.46%	304.09%	289.21%	266.36%
30	482.82%	410.24%	385.96%	366.27%	335.95%	313.39%	295.75%	281.48%	259.55%
31	467.14%	397.44%	374.14%	355.23%	326.13%	304.48%	287.55%	273.85%	252.82%
32	451.93%	385.01%	362.63%	344.49%	316.55%	295.78%	279.54%	266.40%	246.22%
33	437.18%	372.92%	351.45%	334.03%	307.22%	287.28%	271.70%	259.09%	239.74%
34	422.91%	361.22%	340.61%	323.89%	298.16%	279.03%	264.09%	251.99%	233.43%
35	409.11%	349.88%	330.10%	314.06%	289.36%	271.01%	256.67%	245.08%	227.28%
36	395.79%	338.93%	319.94%	304.55%	280.85%	263.25%	249.50%	238.38%	221.31%
37	382.93%	328.35%	310.13%	295.35%	272.62%	255.74%	242.55%	231.89%	215.53%
38	370.55%	318.17%	300.68%	286.50%	264.70%	248.50%	235.86%	225.64%	209.96%
39	358.64%	308.36%	291.58%	277.98%	257.07%	241.54%	229.41%	219.61%	204.59%
40	347.20%	298.94%	282.84%	269.80%	249.74%	234.85%	223.23%	213.84%	199.45%
41	336.19%	289.89%	274.45%	261.94%	242.71%	228.43%	217.30%	208.30%	194.51%
42	325.63%	281.21%	266.40%	254.40%	235.97%	222.28%	211.62%	203.00%	189.80%
43	315.48%	272.87%	258.66%	247.16%	229.49%	216.38%	206.16%	197.91%	185.27%
44	305.74%	264.86%	251.24%	240.22%	223.28%	210.73%	200.94%	193.04%	180.95%
45	296.37%	257.16%	244.11%	233.54%	217.31%	205.29%	195.92%	188.36%	176.79%
46	287.36%	249.77%	237.25%	227.13%	211.59%	200.07%	191.11%	183.87%	172.81%
47	278.70%	242.66%	230.67%	220.97%	206.08%	195.06%	186.48%	179.56%	168.99%
48	270.37%	235.82%	224.33%	215.04%	200.79%	190.24%	182.03%	175.42%	165.32%
49	262.34%	229.23%	218.22%	209.33%	195.69%	185.59%	177.75%	171.42%	161.77%
50	254.63%	222.89%	212.35%	203.83%	190.78%	181.13%	173.63%	167.58%	158.37%

	Preferred
Class:	Standard	A	B	C	D	E	F	G	H
Age:	100%	150%	175%	200%	250%	300%	350%	400%	500%
51	247.20%	216.79%	206.70%	198.55%	186.06%	176.83%	169.66%	163.89%	155.09%
52	240.07%	210.94%	201.28%	193.48%	181.53%	172.71%	165.86%	160.35%	151.96%
53	233.22%	205.32%	196.08%	188.61%	177.19%	168.76%	162.22%	156.96%	148.96%
54	226.66%	199.95%	191.10%	183.96%	173.04%	164.99%	158.75%	153.73%	146.10%
55	220.38%	194.81%	186.34%	179.52%	169.09%	161.40%	155.45%	150.66%	143.39%
56	214.36%	189.89%	181.80%	175.27%	165.31%	157.98%	152.30%	147.74%	140.82%
57	208.60%	185.18%	177.45%	171.22%	161.71%	154.71%	149.30%	144.96%	138.37%
58	203.06%	180.66%	173.27%	167.32%	158.25%	151.58%	146.43%	142.30%	136.04%
59	197.74%	176.32%	169.26%	163.59%	154.93%	148.58%	143.67%	139.74%	133.79%
60	192.62%	172.15%	165.41%	159.99%	151.74%	145.69%	141.02%	137.29%	131.64%
61	187.71%	168.14%	161.71%	156.54%	148.68%	142.92%	138.48%	134.93%	129.57%
62	182.99%	164.30%	158.16%	153.23%	145.74%	140.26%	136.04%	132.67%	127.59%
63	178.47%	160.62%	154.76%	150.07%	142.93%	137.72%	133.72%	130.52%	125.70%
64	174.16%	157.12%	151.53%	147.06%	140.27%	135.32%	131.52%	128.48%	123.92%
65	170.05%	153.78%	148.46%	144.20%	137.75%	133.05%	129.44%	126.57%	122.25%
66	166.14%	150.62%	145.55%	141.50%	135.36%	130.90%	127.48%	124.76%	120.69%
67	162.40%	147.60%	142.78%	138.92%	133.10%	128.87%	125.63%	123.06%	119.21%
68	158.82%	144.72%	140.13%	136.47%	130.94%	126.94%	123.87%	121.45%	117.82%
69	155.40%	141.96%	137.60%	134.12%	128.88%	125.09%	122.19%	119.90%	116.48%
70	152.11%	139.32%	135.17%	131.87%	126.90%	123.31%	120.58%	118.42%	115.20%
71	148.96%	136.78%	132.84%	129.71%	125.00%	121.61%	119.03%	117.00%	113.97%
72	145.96%	134.37%	130.63%	127.65%	123.20%	119.99%	117.56%	115.64%	112.80%
73	143.11%	132.08%	128.53%	125.71%	121.49%	118.46%	116.17%	114.36%	111.69%
74	140.42%	129.93%	126.56%	123.89%	119.90%	117.03%	114.87%	113.17%	110.66%
75	137.89%	127.93%	124.73%	122.20%	118.42%	115.72%	113.68%	112.08%	109.72%
76	135.52%	126.05%	123.02%	120.63%	117.06%	114.51%	112.59%	111.08%	108.87%
77	133.28%	124.30%	121.43%	119.17%	115.80%	113.39%	111.59%	110.17%	108.10%
78	131.18%	122.66%	119.94%	117.80%	114.62%	112.36%	110.66%	109.34%	107.39%
79	129.17%	121.10%	118.53%	116.51%	113.51%	111.39%	109.79%	108.55%	106.73%
80	127.26%	119.61%	117.18%	115.28%	112.46%	110.46%	108.97%	107.80%	106.10%
81	125.43%	118.19%	115.90%	114.10%	111.45%	109.57%	108.18%	107.09%	105.50%
82	123.70%	116.85%	114.68%	112.99%	110.49%	108.73%	107.42%	106.41%	104.93%
83	122.06%	115.59%	113.54%	111.94%	109.59%	107.94%	106.71%	105.77%	104.39%
84	120.53%	114.41%	112.48%	110.97%	108.76%	107.21%	106.06%	105.18%	103.89%
85	119.11%	113.33%	111.51%	110.09%	108.00%	106.55%	105.47%	104.64%	103.44%
86	117.79%	112.34%	110.62%	109.28%	107.31%	105.95%	104.93%	104.16%	103.04%
87	116.55%	111.43%	109.81%	108.54%	106.69%	105.40%	104.45%	103.72%	102.67%
88	115.39%	110.58%	109.06%	107.87%	106.12%	104.91%	104.02%	103.33%	102.35%
89	114.28%	109.79%	108.36%	107.24%	105.60%	104.46%	103.62%	102.98%	102.06%
90	113.20%	109.03%	107.70%	106.65%	105.12%	104.05%	103.26%	102.65%	101.97%
91	112.14%	108.30%	107.06%	106.09%	104.66%	103.65%	102.92%	102.35%	101.00%
92	111.07%	107.57%	106.43%	105.53%	104.21%	103.28%	102.59%	102.07%	101.00%
93	109.96%	106.82%	105.79%	104.97%	103.76%	102.90%	102.27%	101.97%	101.00%
94	108.79%	106.02%	105.10%	104.37%	103.28%	102.51%	101.97%	101.00%	101.00%
95	107.54%	105.14%	104.35%	103.70%	102.75%	102.07%	101.00%	101.00%	101.00%
96	106.19%	104.16%	103.51%	102.96%	102.16%	101.97%	101.00%	101.00%	101.00%
97	104.77%	103.11%	102.62%	102.15%	101.97%	101.00%	101.00%	101.00%	101.00%
98	103.34%	102.03%	101.97%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
99	101.97%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100+	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

ADDITIONAL INFORMATION
Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2025, and which is incorporated into this prospectus.
Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Variable Universal Life Income, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact us through our internet site: www.principal.com.
Reports and other information about the Policy are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Principal® Variable Universal Life Income
Investment Company Act File No. 333-115269

PART B
STATEMENT OF ADDITIONAL INFORMATION
PRINCIPAL® VARIABLE UNIVERSAL LIFE INCOME
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its
Principal Life Insurance Company Variable Life Separate Account
dated May 1, 2025
The Statement of Additional Information provides information about the Principal® Variable Universal Life Income Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.
This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy's Prospectus dated May 1, 2025. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:
Principal® Variable Universal Life Income
Principal Financial Group
P.O. Box 10431
Des Moines, Iowa 50306-0431
Telephone: 1-800-247-9988
Fax: 1-866-885-0390

2

GENERAL INFORMATION AND HISTORY
The Company
Principal Life Insurance Company (the "Company") is the issuer of the Principal Variable Universal Life Income Insurance Policy (the "Policy"). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306-0431. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly traded company.
In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.
Independent Registered Public Accounting Firm
Ernst & Young LLP, serves as the independent registered public accounting firm for Principal Life Insurance Company and the Principal Life Insurance Company Variable Life Separate Account. The audited financial statements incorporated in this Statement of Additional Information have been incorporated in reliance upon the report of Ernst & Young LLP, given its authority as an expert in accounting and auditing. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309.
UNDERWRITERS
The principal underwriter of the Policy is Principal Securities, Inc. ("PSI") formerly Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 655 9th Street, Des Moines, IA 50392. PSI was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Institutions Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by PSI and applicable law to do so.
The Policy’s offering to the public is continuous. As the principal underwriter, PSI is paid for the distribution of the Policy. For the last three fiscal years PSI has received and retained the following commissions:

2024 received/retained	2023 received/retained	2022 received/retained
$217,050/$0	$274,029/$0	$268,229/$0

UNDERWRITING PROCEDURES
Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status.
3

PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.
The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying fund in which such division invests was first offered. Possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products.
The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices.
From time to time, the Separate Account or an underlying fund may advertise the “yield” and “effective yield” of a money market division or of the underlying fund in which it invests. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2024, the 7-day annualized and effective yields of the Fidelity VIP Government Money Market Division were 5.05% and 5.05%, respectively.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.
The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, asset-based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy's value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy's performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.
Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

4

FINANCIAL STATEMENTS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and Principal Life Insurance Company are incorporated by reference to the submission for type N-VPFS filed by Principal Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on April 28, 2025.
5

Part C
Other Information
Item 30. Exhibits
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)	Resolution of Board of Directors of the Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts

	(c1)	Distribution Agreement (Incorporated by Reference from Exhibit (c1) to Registrant's Filing on Form N-6 on 8/19/04)(Accession No. 0001127048-04-000096)
	(c2)	Selling Agreement (Incorporated by Reference from Exhibit (c2) to Registrant's Filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)
	(c3)	Registered Representative Agreement (Incorporated by Reference from Exhibit (c3) to Registrant's Filing on Form N-6 on 8/19/04)(Accession No. 0001127048-04-000096)

(d)	Contracts (Exhibits (d1) through (d17) Incorporated by Reference from Exhibits (d1) to (d17) to Registrant's Filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

	(d1)	Form of Variable Life Contract
	(d2)	Form of Accelerated Benefits Rider
	(d3)	Form of Accidental Death Benefit Rider
	(d4)	Form of Change of Insured Rider
	(d5)	Form of Cost of Living Increase Rider
	(d6)	Form of Life Paid-Up Rider
	(d7)	Form of Salary Increase Rider
	(d8)	Form of Supplemental Benefit Rider
	(d9)	Form of Waiver of Monthly Policy Charge Rider
	(d10)	Form of Waiver of Specified Premium Rider
	(d11)	Form of Accounting Benefit Rider
	(d12)	Form of Death Benefit Guarantee Rider
	(d13)	Form of Extended Coverage Rider
	(d14)	Form of Hazardous Sports Exclusion Rider
	(d15)	Form of Aviation Exclusion Rider
	(d16)	Form of Death Benefit Advance Rider
	(d17)	Form of Return of Cost of Insurance Rider

(e)	Applications (Exhibits (e1) and (e2) Incorporated by Reference from Exhibits (e1) and (e2) to Registrant's Filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

	(e1)	Form of Life Insurance Application
	(e2)	Form of Supplemental Application

(f)
Depositor's Certificate of Incorporation and By-laws (Exhibits (f1) and (f2) Incorporated by Reference from Exhibits (f1) and (f2) to Registrant's Filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

	(f1)	Articles of Incorporation of the Depositor
	(f2)	Bylaws of Depositor

(g)	Reinsurance Contracts

Reinsurance Contracts (Incorporated by Reference from Exhibit (g) to Registrant's Filing on Form N-6 on 2/27/03)(Accession No. 0000870786-03-000061)

1

(h)	Participation Agreements

	1.	American Century
	(a)	Shareholder Services Agreement dated April 1, 1999 (Incorporated by Reference from Exhibit (h2) to Registrant's Filing on Form N-6 on 8/19/04)(Accession No. 0001127048-04-000096)
	(b)	Amendment 1 to Shareholder Services Agreement dated May 1, 2001 (Incorporated by Reference from Exhibit (h2) to Registrant's Filing on Form N-6 on 8/19/04)(Accession No. 0001127048-04-000096)
	(c)	Amendment 2 to Shareholder Services Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h2) to Registrant's Filing on Form N-6 on 8/19/04)(Accession No. 0001127048-04-000096)
	(d)	Amendment 3 to Shareholder Services Agreement dated May 1, 2004 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)
Amendment 4 to Shareholder Services Agreement dated October 13, 2005 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(f)
Amendment 5 to Shareholder Services Agreement dated June 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)
Amendment 6 to Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(h)	Amendment 7 to Shareholder Services Agreement dated March 20, 2014 (Filed as Exhibit (h)1(j) on 04/28/2014 (Accession No. 0000812797-14-000032)
	(i)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(3)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	2.	American Funds
	(a)	Fund Participation and Service Agreement dated May 1, 2014 -- Filed as exhibit 99.h02(a) on 04/27/2015 (Accession No. 0000812797-15-000034)
	(b)	Rule 22c-2 Agreement dated May 19, 2014 -- Filed as exhibit 99.h02(b) on 04/27/2015 (Accession No. 0000812797-15-000034)
	(c)	Business Agreement dated May 1, 2014 -- Filed as exhibit 99.h02(c) on 04/27/2015 (Accession No. 0000812797-15-000034)
	(d)	Form of First Amendment To Fund Participation and Service Agreement -- Filed as exhibit 99.h02(d) on 04/27/2015 (Accession No. 0000812797-15-000034)

	3.	Calvert
(a)
Consolidated Fund Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(a) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(b)	Amendment to Consolidated Fund Participation Agreement dated April 30, 2014 -- Filed as exhibit 99.h03(b) on 04/27/2015 (Accession No. 0000812797-15-000034)
(c)
Consolidated Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(d)	Amendment to Consolidated Services Agreement dated April 30, 2014 -- Filed as exhibit 99.h03(d) on 04/27/2015 (Accession No. 0000812797-15-000034)
	(e)	Rule 22c-2 Agreement (PLIC) dated March 29, 2007 -- Filed as exhibit 99.h03(e) on 04/27/2015 (Accession No. 0000812797-15-000034)
	(f)	Rule 22c-2 Agreement (Princor) dated April 10, 2007 -- Filed as exhibit 99.h03(f) on 04/27/2015 (Accession No. 0000812797-15-000034)

	4.	ClearBridge (Legg Mason)
Participation Agreement dated April 26, 2013 (Filed as Exhibit (h)5(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
Administrative Services Agreement dated April 26, 2013 (Filed as Exhibit (h)5(b) on 04/25/2014 (Accession No. 0000812797-14-000019)

2

5.	Delaware Distributors
(a)	Delaware Distributors Participation Agreement dated April 26, 2010 (Filed as Exhibit (h)4(a) on 04/28/2014 (Accession No. 0000812797-14-000032)
(b)	Delaware Distributors Administrative Services Agreement dated April 26, 2010 (Filed as Exhibit (h)4(b) on 04/28/2014 (Accession No. 0000812797-14-000032)
(c)	Amendment 1 to Participation Agreement dated December 30, 2010 (Filed as Exhibit (h)4(c) on 04/28/2014 (Accession No. 0000812797-14-000032)
(d)	Amendment 2 to Participation Agreement dated April 4, 2014 (Filed as Exhibit (h)4(d) on 04/28/2014 (Accession No. 0000812797-14-000032)
(e)	Amendment 3 to Participation Agreement dated July 1, 2015 -- Filed as Exhibit (h)5(e) on 04/26/2016 (Accession No. 0000812797-16-000157)

6.	Dreyfus
(a)
Participation Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(b)
Amendment to Participation Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(c)	Amendment 2 to Participation Agreement dated April 15, 2011 (Filed as Exhibit (h)7(g) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 to Participation Agreement dated April 25, 2012 (Filed as Exhibit (h)7(i) on 04/25/2014 (Accession No. 0000812797-14-000019)
(e)
Administrative Services Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(f)
Amendment to Administrative Services Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(g)	Amendment 2 to Administrative Services Agreement dated April 25, 2012 (Filed as Exhibit (h)7(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(h)
12b-1 Letter Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(i)	12b-1 Letter Agreement for Service Class Shares dated March 26, 2002 -- Filed as exhibit 99.h06(i) on 04/27/2015 (Accession No. 0000812797-15-000034)
(j)
Amendment to 12b-1 Letter Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(k)	Amendment 2 to 12b-1 Letter Agreement dated April 25, 2012 (Filed as Exhibit (h)7(h) on 04/25/2014 (Accession No. 0000812797-14-000019)
(l)	Rule 22c-2 (Supplemental) Agreement dated April 16, 2007 -- Filed as exhibit 99.h06(l) on 04/27/2015 (Accession No. 0000812797-15-000034)

7.	DWS
(a)	Participation Agreement dated December 1, 2007 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated January 5, 2011 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 04/27/11)(Accession No. 0000898745-11-000198)
(c)	Amendment 2 to Participation Agreement dated May 1, 2011 (Filed as Exhibit (h)6(c) on 04/28/2014 (Accession No. 0000812797-14-000032)
(d)	Amendment 3 to Participation Agreement dated December 18, 2012 (Filed as Exhibit (h)6(d) on 04/28/2014 (Accession No. 0000812797-14-000032)
(e)	Amendment 4 to Participation Agreement dated April 10, 2013 (Filed as Exhibit (h)6(e) on 04/28/2014 (Accession No. 0000812797-14-000032)

3

8.	Fidelity
(a)
Amended and Restated Participation Agreement dated December 20, 2004 (Incorporated by Reference from Exhibit (h)(6)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(b)	Services Agreement dated July 1, 1999 (Incorporated by Reference from Exhibit (h)(6)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Service Contract (Service Class Shares) dated August 2, 1999 (Incorporated by Reference from Exhibit (h)(6)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Service Contract (Initial Class Shares) dated March 1, 2000 (Incorporated by Reference from Exhibit (h)(6)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Service Contract (Class 2 shares) dated April 1, 2002 (Incorporated by Reference from Exhibit (h)(6)(e) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Rule 22c-2 Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(6)(f) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

9.	Franklin Templeton
(a)	Amended and Restated Participation Agreement dated November 1, 2007 (Incorporated by Reference from Exhibit (h)(7)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Amendment 1 to Amended and Restated Participation Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Amended and Restated Participation Agreement dated August 16, 2010 (Incorporated by Reference from Exhibit (h)(7)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement Addendum dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 3 to Amended and Restated Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)	Amendment 4 to Amended and Restated Participation Agreement dated September 16, 2013 (Filed as Exhibit (h)10(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(g)	Amendment 5 to Amended and Restated Participation Agreement dated May 1, 2014 -- Filed as exhibit 99.h09(g) on 04/27/2015 (Accession No. 0000812797-15-000034)
(h)	Amendment 6 to Amended and Restated Participation Agreement dated September 16, 2014 -- Filed as exhibit 99.h09(h) on 04/27/2015 (Accession No. 0000812797-15-000034)
(i)	Administrative Services Agreement dated December 14, 2007 (Incorporated by Reference from Exhibit (h)(7)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 1 to Administrative Services Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 2 to Administrative Services Agreement dated April 20, 2011 (Incorporated by Reference from Exhibit (h)(7)(h) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 3 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(i) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(m)	Amendment 4 to Administrative Services Agreement dated May 24, 2013 -- Filed as Exhibit 99.h09(m) on 04/27/2015 (Accession No. 0000812797-15-000034)
(n)	Amendment 5 to Administrative Services Agreement dated May 1, 2014 -- Filed as Exhibit 99(h)(9)(n) on 04/27/2017 (Accession No. 0000812797-17-000072)
(o)	Amendment 6 to Administrative Services Agreement dated August 30, 2016 -- Filed as Exhibit 99(h)(9)(o) on 04/27/2017 (Accession No. 0000812797-17-000072)
(p)	Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(7)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(q)	Amendment to Shareholder Information Agreement (22c-2) dated April 2015 -- Filed as exhibit 99.h09(o) on 04/27/2015 (Accession No. 0000812797-15-000034)
4

(r)	Amendment to Participation Agreement Addendum dated March 31, 2015 -- Filed as exhibit 99.h09(p) on 04/27/2015 (Accession No. 0000812797-15-000034)

10.	Invesco (formerly AIM Advisors, Inc.)
(a)	Participation Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated August 15, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 4 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Amendment 5 to Participation Agreement dated February 14, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(g)	Amendment 6 to Participation Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(h)	Amendment 7 to Participation Agreement dated April 29, 2005 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(i)	Amendment 8 to Participation Agreement dated May 1, 2006 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 9 to Participation Agreement dated April 30, 2010 (Incorporated by Reference from Exhibit (h)(8)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 10 to Participation Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 11 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(p) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(m)	Distribution Services Agreement dated October 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(n)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(2)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(p)
Amendment 1 to Administrative Services Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(8)(o) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(q)
Amendment 2 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(q) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(r)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(r) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

11. Lincoln
(a)	Participation Agreement with Lincoln Variable Insurance Products Trust dated April 26, 2021 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
(b)	Amendment to Participation Agreement with Lincoln Variable Insurance Products Trust dated May 1, 2023 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
(c)	Amendment to Participation Agreement with Lincoln Variable Insurance Products Trust dated April 29, 2024 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
(d)	Distribution Services Agreement with Lincoln Financial Distributors, Inc. dated April 26, 2021 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
(e)	Amendment to Distribution Services Agreement with Lincoln Financial Distributors, Inc. dated April 29, 2024 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
5

(f)	Administrative Services Agreement with Lincoln Financial Investments Corporation dated May 1, 2023 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
(g)	Amendment to Administrative Services Agreement with Lincoln Financial Investments Corporation dated April 29, 2024 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
12.	Lord Abbett
(a)	Participation Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(11)(a) on 04/27/2017 (Accession No. 0000812797-17-000072)
(b)	Administrative Service Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(11)(b) on 04/27/2017 (Accession No. 0000812797-17-000072)
(c)	Service Agreement Letter dated May 1, 2016 -- Filed as Exhibit 99(h)(11)(c) on 04/27/2017 (Accession No. 0000812797-17-000072)
(d)	Support Payment Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(11)(d) on 04/27/2017 (Accession No. 0000812797-17-000072)

13.	MFS
(a)	Amended and Restated Participation Agreement dated May 1, 2013 (Filed as Exhibit (h)10(a) on 04/28/2014 (Accession No. 0000812797-14-000032)
(b)	Amended and Restated Fund/Serv Supplement dated May 1, 2013 (Filed as Exhibit (h)10(b) on 04/28/2014 (Accession No. 0000812797-14-000032)
(c)	Amended and Restated Administrative Services Letter dated April 1, 2016 -- Filed as Exhibit 99(h)(12)(c) on 04/27/2017 (Accession No. 0000812797-17-000072)
(d)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(10)(m) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(9)(o) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

14.	Principal Variable Contracts Funds, Inc.
(a)	Participation Agreement dated January 5, 2007 (Filed as Exhibit (h)19(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
(b)
Amendment 1 to Participation Agreement dated June 1, 2007 (Incorporated by Reference from Exhibit (h)(12)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(c)	Amendment 2 to Participation Agreement dated January 1, 2010 (Filed as Exhibit (h)19(c) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 (letter) to Participation Agreement dated June 17, 2010 -- Filed as exhibit 99.h12(d) on 04/27/2015 (Accession No. 0000812797-15-000034)
(e)
Amendment 4 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(12)(d) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 5 to Participation Agreement dated February 9, 2015 -- Filed as exhibit 99.h12(f) on 04/27/2015 (Accession No. 0000812797-15-000034)
(g)	Amendment 6 to Participation Agreement dated August 10, 2016 -- Filed as Exhibit 99(h)(13)(g) on 04/27/2017 (Accession No. 0000812797-17-000072)
(h)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)19(f) on 04/25/2014 (Accession No. 0000812797-14-000019)
(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Rule 12b-1 Letter Agreement dated December 30, 2009 (Filed as Exhibit (h)19(e) on 04/25/2014 (Accession No. 0000812797-14-000019)
(k)	Amendment 12b-1 Letter Agreement dated November 9, 2011 -- Filed as exhibit 99.h12(j) on 04/27/2015 (Accession No. 0000812797-15-000034)

15.	Putnam
6

(a)
Participation Agreement dated May 1, 1998 (Incorporated by Reference from Exhibit (h)(14)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(14)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)	Amendment 2 to Participation Agreement dated March 3, 2021 - Filed as Exhibit 99(h)14(c) on 04/29/2021 (Accession No. 0000812797-21-000065
(d)
Marketing and Administrative Servicing Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Marketing and Administrative Servicing Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(13)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 2 to Marketing and Administrative Servicing Agreement dated December 1, 2011 -- Filed as exhibit 99.h13(e) on 04/27/2015 (Accession No. 0000812797-15-000034)
(g)	Amendment 3 to Marketing and Administrative Servicing Agreement dated March 2, 2021 - Filed as Exhibit 99(h)14(g) on 04/29/2021 (Accession No. 0000812797-21-000065
(h)
Rule 22c-2 Agreement dated March 9, 2007 (Incorporated by Reference from Exhibit (h)(14)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(i)	Consent dated May 15, 2007 -- Filed as exhibit 99.h13(g) on 04/27/2015 (Accession No. 0000812797-15-000034)
(j)	Amendment 3 to Participation Agreement dated July 31, 2023 - Filed on 04/30/2024 (Accession No. 0000812797-24-000078)
16.	TOPS (Northern Lights)
(a)	Participation Agreement dated May 1, 2012 (Filed as Exhibit (h)13(a) on 04/28/2014 (Accession No. 0000812797-14-000032)

17.	Van Eck
(a)
Service Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Service Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Service Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(15)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Participation Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 2 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(f) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)	Amendment 4 to Participation Agreement dated May 10, 2022
(h)
Amendment 3 to Service Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 4 to Service Agreement dated as of May 1, 2012 (Filed as Exhibit (h)14(j) on 04/28/2014 (Accession No. 0000812797-14-000032)
(j)	Amendment 5 to Service Agreement dated May 1, 2017 (Filed as Exhibit (h)16(k) on 04/26/2019 (Accession No. 0000812797-19-000044)
(k)	Amendment 6 to Service Agreement dated October 15, 2019 - Filed as Exhibit (h)16(j) on 04/28/2020 (Accession No. 0000812797-20-000059)
(l)	Amendment 7 to Service Agreement dated May 10, 2022
7

(m)
Shareholder Information Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(14)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(n)
Amendment 1 to Shareholder Information Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	18.	Wanger International
	(a)	Wanger Advisors Trust Participation Agreement dated April 28, 2015 -- Filed as Exhibit (h)17(a) on 04/26/2016 (Accession No. 0000812797-16-000157)
	(b)	Services Agreement dated May 1, 2015 -- Filed as Exhibit (h)17(b) on 04/26/2016 (Accession No. 0000812797-16-000157)

	19.	Wells Fargo
	(a)	Participation Agreement dated February 28, 2006 (Filed as Exhibit (h)15(a) on 04/28/2014 (Accession No. 0000812797-14-000032)
	(b)	Amendment 1 to Participation Agreement dated April 1, 2012 (Filed as Exhibit (h)15(b) on 04/28/2014 (Accession No. 0000812797-14-000032)
	(c)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)15(c) on 04/28/2014 (Accession No. 0000812797-14-000032)
	(d)	Amendment 1 to Rule 22c-2 Agreement dated March 20, 2012 (Filed as Exhibit (h)15(d) on 04/28/2014 (Accession No. 0000812797-14-000032)

(i)	Administrative Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion (Incorporated by Reference from Exhibit (k) to Registrant's Filing on Form N-6 on 8/19/04)(Accession No. 0001127048-04-000096)

(l)	Actuarial Opinion - N/A

(m)	Calculations - N/A

(n)	Other Opinions

	(1)	Consent of Ernst & Young LLP *
(2)
Powers of Attorney - Filed as Ex 99.(n)(2) on 04/29/2022 (Accession No. 0000812797-22-000052) and Filed as Ex 99. (n)(2) on 04/27/2023 (Accession No. 0000812797-23-000062) for H. E. Mitchell and filed herewith for D. J. Houston

	(3)	Opinion of Counsel *

(o)	Omitted Financial Statements - N/A

(p)	Initial Capital Agreements - N/A

(q)	Redeemability Exemption -- Filed as Exhibit 99.q on 04/27/2015 (Accession No. 0000812797-15-000034)

* Filed herein
8

Item 31. Officers and Directors of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH 3 Penon Peak Trail Carmel, CA 93923	Director Member, Nominating and Governance Committee
MARY E. BEAMS 20 Green Lane Weston, MA 02493	Director Member, Audit Committee
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Chair, Human Resources Committee Member, Executive, Nominating and Governance Committee
ROGER C. HOCHSCHILD 682 Ardsley Road Winnetka, IL 60093	Director Chair, Nominating and Governance Committee Member, Human Resources Committee
DANIEL J. HOUSTON Principal Financial Group Des Moines, IA 50392	Director Chairman of the Board and Chair, Executive Committee Principal Life: Chairman, President and Chief Executive Officer
SCOTT M. MILLS BET Media Group 1515 Broadway, 22nd Floor New York, NY 10036	Director Member, Audit, Executive and Human Resources Committees
H. ELIZABETH MITCHELL 107 West 89th Street, Apt. 2B New York, NY 10024	Director Member, Audit Committee
CLAUDIO MURUZABAL 791 Crandon Boulevard, #1508 Key Biscayne, FL 33149	Director Member, Human Resources and Nominating and Governance Committees
DIANE C. NORDIN 140 Monument Street Concord, MA 01742	Director Chair, Audit Committee
BLAIR C. PICKERELL Lower House 1 29 Mt. Kellett Road The Peak Hong Kong	Director Member, Nominating and Governance Committee
CLARE S. RICHER 169 Marlborough St. Apt 1 Boston, MA 02116	Director Member, Audit and Executive Committees
ALFREDO RIVERA Condominio Lomas del Valle Flats 21, Torre A, Apt. 7 Pozos de Santa Ana San Jose, Costa Rica 10903	Director Member, Audit and Human Resources Committees
9

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
VIVEK AGRAWAL(1)	Executive Vice President and Chief Growth Officer
KAMAL BHATIA(1)	Senior Executive Managing Director - Global Head of Investments, Principal Asset Management
J. SCOTT BOYD(1)	Senior Vice President - Retirement Distribution
WEE YEE (THOMAS) CHEONG(3)	Executive Vice President, Principal Asia
JON N. COUTURE(1)	Executive Vice President Principal Global Services and Chief Human Resources Officer
NOREEN M. FIERRO(1)	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
AMY C. FRIEDRICH(1)	President Benefits and Protection
GINA L. GRAHAM(1)	Vice President and Treasurer
PATRICK G. HALTER(1)	President and Chief Executive Officer - Principal Asset Management
TERESA M. HASSARA(1)	Senior Vice President - WSRS
TIMOTHY A. HILL(1)	Senior Executive Managing Director - US & Europe Client Group, Principal Asset Management
KARA M. HOOGENSEN(1)	Senior Vice President, Benefits and Protection - Head of Workplace Benefits
KATHLEEN B. KAY(1)	Executive Vice President and Chief Information Officer
NATALIE LAMARQUE(1)	Executive Vice President, General Counsel and Secretary
CHRISTOPHER J. LITTLEFIELD(1)	President - Retirement and Income Solutions
KENNETH A. MCCULLUM(1)	Executive Vice President and Chief Risk Officer
DENNIS J. MENKEN(1)	Senior Vice President and Chief Investment Officer - Principal Life Insurance Company
CHRISTOPHER D. PAYNE(1)	Senior Vice President, Government Relations
JOEL M. PITZ(1)	Senior Vice President and Controller
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
NATHAN P. SCHELHAAS(1)	Senior Vice President, Benefits and Protection - Head of Business Owner Segment
ELLEN W. SHUMWAY(1)	Senior Executive Managing Director - Global Head of Product & Marketing, Principal Asset Management
PABLO SPRENGER(2)	Executive Vice President, Principal Latin America
DEANNA D. STRABLE(1)	Executive Vice President and Chief Financial Officer
A. SHEA TREADWAY(1)	Senior Vice President, Benefits and Protection - Head of Distribution
LUIS VALDES(1)	Chairman - Latin America
BETHANY A. WOOD(1)	Executive Vice President and Chief Marketing Officer

(1)	711 High Street
Des Moines, IA 50392

(2)	Principal Vida Chile
Av Apoquindo 3600
Las Condes
Santiago, Chile

(3)	Unit 1001-2 Central Plaza
18 Harbour Road
Wan Chai, Hong Kong

10

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2024 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2024)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
→ Principal Financial Services, Inc.*#	Iowa	100
→ CCB Pension Management, Co. Ltd.	China	17.64
→ PFG DO Brasil LTDA*#	Brazil	100
→ Brasilprev Seguros E Previdencia S.A.*	Brazil	50
→ Principal Global Investors Participacoes, LTDA*#	Brazil	100
→ Claritas Investments LTD*#	Cayman Islands	100
→ Claritas Administracao de Recursos LTDA*#	Brazil	100
→ PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
→ Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
→ Principal International, LLC.*#	Iowa	100
→ Principal International (Asia) Limited*#	Hong Kong	100
→ Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
→ Principal International (South Asia) SDN, BHD*#	Malaysia	100
→ Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
→ Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
→ Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Berhad*	Malaysia	60
→ CIMB Wealth Advisors Berhad*	Malaysia	100
→ PT Principal Asset Management	Indonesia	100
→ Principal Asset Management (S) PTE LTD*#	Singapore	100
→ Principal Asset Management Company Limited*	Thailand	100
→ PT Principal International Indonesia*	Indonesia	100
→ Principal Trust Company (Asia) Limited*#	Hong Kong	100
→ Principal Investment & Retirement Services Limited*#	Hong Kong	100
→ Principal Consulting (India) Private Limited*#	India	100
→ Principal Bermuda Holding, LLC	Delaware	100
→ Principal Financial Services (Bermuda) Ltd.	Bermuda	100
→ Principal Global Investors Holding Company, LLC*#	Delaware	100
→ Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
→ Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
→ Principal Global Investors (Switzerland) GMBH*	Switzerland	100
→ Principal Global Investors (Ireland) Limited*#	Ireland	100
→ PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
→ Origin Asset Management LLP*#<	Wales/United Kingdom	94.14
→ Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
→ Principal Real Estate Europe Limited	Wales/United Kingdom	100
→ Principal Real Estate Limited	Wales/United Kingdom	100
→ Principal Real Estate B.V.	Netherlands	100
→ Principal Real Estate GmbH	Germany	100
→ PD Frankfurt GmbH mbH	Germany	94.9
→ Principal Real Estate S.á.r.l.	Luxembourg	100
11

→ Principal Real Estate SAS	France	100
→ Principal Real Estate S.L.U.	Spain	100
→ Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
→ Principal Global Investors (Singapore) Limited*#	Singapore	100
→ Principal Real Asset Investments Private Fund Management (Beijing) Co., Ltd.	China	50
→ Principal Private Fund Management (Shanghai) Co., Ltd.	China	100
→ Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
→ Principal Global Investors Holding Company (US), LLC*#	Delaware	100
→ Spectrum Asset Management, Inc.*#<	Connecticut	100
→ SAMI Brokerage LLC	Connecticut	100
→ Post Advisory Group, LLC*#<	Delaware	74.64
→ Principal Commercial Funding, LLC*#<	Delaware	100
→ Principal Global Investors, LLC*#<	Delaware	100
→ Principal Real Estate Investors, LLC*#	Delaware	100
→ Principal Global Investors Trust Company*#	Oregon	100
→ Principal Shareholder Services, Inc.*#	Washington	100
→ Principal Funds Distributor, Inc.*#	Washington	100
→ Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
→ Principal Financial Group (Mauritius) LTD*#	Mauritius	100
→ Principal Life Insurance Company+#	Iowa	100
→ Principal Reinsurance Company of Delaware*#<	Delaware	100
→ Principal Reinsurance Company of Delaware II*#<	Delaware	100
→ Principal Real Estate Holding Company, LLC*#<	Delaware	100
→ GAVI PREHC HC, LLC*#<	Delaware	100
→ Principal Development Investors, LLC*#<	Delaware	100
→ Principal Real Estate Fund Investors, LLC*#<	Delaware	100
→ Principal Holding Company, LLC*#<	Iowa	100
→ Petula Associates, LLC*<	Iowa	100
→ Principal Real Estate Portfolio, Inc.*#<	Delaware	100
→ GAVI PREPI HC, LLC*#<	Delaware	100
→ Petula Prolix Development Company, LLC*#<	Iowa	100
→ Principal Commercial Acceptance, LLC*#<	Delaware	100
→ Principal Generation Plant, LLC*#<	Delaware	100
→ Principal Bank*#<	Iowa	100
→ Principal Advised Services, LLC	Delaware	100
→ Principal Workplace Ventures, LLC	Delaware	100
→ Equity FC, LTD*#<	Iowa	100
→ Principal Dental Services, Inc.*#<	Arizona	100
→ Employers Dental Services, Inc.*#<	Arizona	100
→ First Dental Health*#<	California	100
→ Delaware Charter Guarantee & Trust Company*#<	Delaware	100
→ Preferred Product Network, Inc.*#<	Delaware	100
→ Principal Reinsurance Company of Vermont*#	Vermont	100
→ Principal Reinsurance Company of Vermont II*#<	Vermont	100
→ Principal International Holding Company, LLC*#	Delaware	100
→ Principal Global Services Private Limited*#	India	100
→ Principal Global Services (Philippines) LLC	Philippines	100
→ CCB Principal Asset Management Company, LTD*	China	25
→ Principal Financial Services I (US), LLC*#	Delaware	100
→ Principal Financial Services II (US), LLC*#	Delaware	100
→ Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
→ Principal Financial Services V (UK) LTD.*#	United Kingdom	100
→ Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
→ Principal Global Investors Asia (UK) Ltd	United Kingdom	100
→ Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
→ Principal Investor Management (DIFC) Limited	UAE	100
→ Principal Global Investors (Australia) Limited*#	Australia	100
→ Principal Global Investors (Japan) Limited*#	Japan	100
→ Principal Financial Services VI (UK) LTD*#	United Kingdom	100
→ Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
12

→ Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
→ Principal International Latin America LTD.*#	United Kingdom	100
→ Principal International Mexico, LLC*#	Delaware	100
→ Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
→ Principal Innovación, S.A. de C.V.	Mexico	100
→ Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
→ Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal Fondos de Inversión S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
→ Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal International South America I LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
→ Principal International de Chile, S.A.*#	Chile	100
→ Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
→ Principal Administradora General de Fondos S.A.*#	Chile	100
→ Principal Ahorro e Inversiones S.A.*#	Chile	100
→ Principal Servicios Corporativos Chile LTDA*#	Chile	100
→ Principal Servicios de Administración S.A.*#	Chile	100
→ Principal Holding Company Chile S.A.*#	Chile	100
→ Principal Chile Limitada*#	Chile	100
→ Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
→ Inversiones Cuprum Internacional S.A.*#	Chile	100
→ Principal National Life Insurance Company+#	Iowa	100
→ Principal Securities, Inc.	Iowa	100
→ Diversified Dental Services, Inc.*#	Nevada	100
→ Principal Innovations, Inc.	Delaware	100
→ Business Owner Ecosystem, Inc.	Delaware	100
→ Principal Workforce, LLC	Delaware	100
→ Principal Financial Services (Asia) Pte Ltd	Singapore	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.
Item 33. Indemnification
Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
13

registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)    Other Activity
Principal Securities, Inc. acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account and Principal National Life Insurance Company Variable Life Separate Account, registered unit investment trusts. Principal Securities, Inc. also acts as principal underwriter for index-linked annuity contracts issued by Principal Life Insurance Company.
(b)    Management

(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Christopher Agbe-Davies	Vice President, Associate General Counsel and Assistant Secretary
Principal Financial Group(1)

Carla Beitzel	Vice President, Distribution (PPN)
Principal Financial Group(1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Tom Drogan	Chief Compliance Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Gina L. Graham	Vice President and Treasurer
Principal Financial Group(1)

Sarah Juteau	Counsel
Principal Financial Group(1)

Cody Lawler	Vice President, Head of Operations and Head of Supervision
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

Mitch G. Nass	Counsel and Secretary
Principal Financial Group(1)

Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

14

David A. Rigler	Chief Financial Officer
Principal Financial Group(1)

Nathan P. Schelhaas	Director
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Deanna D. Strable-Soethout	Director
Principal Financial Group(1)

Dan VanWinkle	AML Officer
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309
(c)    Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. formerly Princor Financial Services Corporation	$6,057,335	—	—	—

Item 35. Location of Accounts and Records
All accounts, books or other documents of the Registrant are located at the offices of the Depositor, Principal Financial Group, Des Moines, Iowa 50392.
Item 36. Management Services
N/A
Item 37. Fee Representation
Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
15

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 30th day of April, 2025.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, President and Chief Executive Officer

16

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ D. D. Strable-Soethout	Director, President and Chief Executive Officer	April 30, 2025
D. D. Strable-Soethout

/s/ K. L. Wilhelm	Interim Controller	April 30, 2025
K. L. Wilhelm	(Principal Accounting Officer)

/s/ J. M. Pitz	Interim Chief Financial Officer	April 30, 2025
J. M. Pitz	(Principal Financial Officer)

/s/ J. S. Auerbach*	Director	April 30, 2025
J. S. Auerbach

/s/ M. E. Beams*	Director	April 30, 2025
M. E. Beams

/s/ J. Carter-Miller*	Director	April 30, 2025
J. Carter-Miller

/s/ R. C. Hochschild*	Director	April 30, 2025
R. C. Hochschild

/s/ D. J. Houston*	Chairman	April 30, 2025
D. J. Houston

/s/ S. M. Mills*	Director	April 30, 2025
S. M. Mills

/s/ H. E. Mitchell*	Director	April 30, 2025
H. E. Mitchell

/s/ C. Muruzabal*	Director	April 30, 2025
C. Muruzabal

/s/ D. C. Nordin*	Director	April 30, 2025
D. C. Nordin

/s/ B. C. Pickerell*	Director	April 30, 2025
B. C. Pickerell

/s/ C. S. Richer*	Director	April 30, 2025
C. S. Richer

/s/ A. Rivera*	Director	April 30, 2025
A. Rivera

*By	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, President and Chief Executive Officer
Attorney-in-fact pursuant to Powers of Attorney filed previously

17